UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06500

Name of Fund:	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield New York Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2022

Date of reporting period: 01/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

BlackRock MuniYield California Quality Fund, Inc. (MCA)

BlackRock MuniYield New York Quality Fund, Inc. (MYN)

BlackRock MuniYield Quality Fund III, Inc. (MYI)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of January 31, 2022 saw a continuation of the resurgent growth that followed the initial coronavirus (or “COVID-19”) pandemic reopening, albeit at a slower pace. The global economy weathered the emergence of several variant strains and the resulting peaks and troughs in infections amid optimism that increasing vaccinations and economic adaptation could help contain the pandemic’s disruptions. Continued growth meant that the U.S. economy regained and then surpassed its pre-pandemic output. However, rapid changes in consumer spending led to supply constraints and elevated inflation.

Equity prices were mixed, as persistently high inflation drove investors’ expectations for higher interest rates, which particularly weighed on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined slightly, while large-capitalization U.S. stocks posted a strong advance. International equities from developed markets also gained, although emerging market stocks declined, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose significantly during the reporting period as the economy expanded rapidly and inflation reached its highest annualized reading in decades. In the corporate bond market, the improving economy assuaged credit concerns and led to positive returns for high-yield corporate bonds, outpacing the modest negative return of investment-grade corporate bonds.

The U.S. Federal Reserve (the “Fed”) maintained accommodative monetary policy during the reporting period by keeping near-zero interest rates. However, the Fed’s tone shifted late in the period, as it reduced its bond-buying program and raised the prospect of higher rates in 2022. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy. Sanctions on Russia and general wartime disruption are likely to drive already-high commodity prices even further upwards, and we have already seen spikes in energy and metal markets. While this will exacerbate inflationary pressure, it could also constrain economic growth, making the Fed’s way forward less clear. Its challenge will be combating inflation without stifling a recovery that is now facing additional supply shocks.

In this environment, we favor an overweight to equities, as we believe low interest rates and continued economic growth will support further gains, albeit likely more modest than what we saw in 2021. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and health care, are particularly attractive in the long term. U.S. and other developed-market equities have room for further growth, while we believe Chinese equities stand to gain from a more accommodative monetary and fiscal environment. We are underweight long-term credit, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	3.44%	23.29%
U.S. small cap equities (Russell 2000® Index)	(8.41)	(1.21)
International equities (MSCI Europe, Australasia, Far East Index)	(3.43)	7.03
Emerging market equities (MSCI Emerging Markets Index)	(4.59)	(7.23)
3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.01	0.04
U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(3.87)	(4.43)
U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(3.17)	(2.97)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(2.56)	(1.22)
U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(1.55)	2.05
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Municipal Market Overview  For the Reporting Period Ended January 31, 2022

Municipal Market Conditions

Municipal bonds posted modestly negative total returns during the period amid rising interest rates spurred by strong economic growth and above trend inflation, waning COVID-19 variant fears, and hawkish Fed monetary policy expectations. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated positive excess returns versus duration matched U.S. Treasuries. However, the market faced several bouts of volatility, including temporary valuation-based market corrections in February 2021 and January 2022. Shorter duration and lower credit quality strategies outperformed.

Technical support was helpful as robust demand outpaced supply. During the 12 months ended January 31, 2022, municipal bond funds experienced net inflows totaling $71 billion (based on data from the Investment Company Institute). However, the post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, came to an end late in the period with modest outflows. At the same time, the market absorbed $453 billion in issuance, a	S&P Municipal Bond Index Total Returns as of January 31, 2022 6 months: (2.56%) 12 months: (1.22%)
small increase from the $448 billion issued during the prior 12-month period. Taxable municipal issuance, which draws a unique buyer base, remained proportionally elevated, helping to make supply more easily digestible.

A Closer Look at Yields

From January 31, 2021 to January 31, 2022, yields on AAA-rated 30-year municipal bonds increased by 57 basis points (“bps”) from 1.38% to 1.95%, while ten-year rates increased by 83 bps from 0.72% to 1.55% and five-year rates increased by 100 bps from 0.22% to 1.22% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 22 bps, led by 26 bps of flattening between ten- and 30-year maturities.

After maintaining historically tight valuations for most of the reporting period, the most recent market correction has restored value to the asset class and reset municipal-to-Treasury ratios to levels on par with their 5-year averages.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the subsequent re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021. Increased immunity (natural or through vaccinations), the possible weakness of future variants, and new treatments could bring the end of the pandemic closer, leading to a longer-lasting return to more normal economic activity that bodes well for state and local fiscal conditions. Any prolonged inflation in a post-COVID recovery, especially from continued worker shortages, would adversely affect state and local entities. However, wage pressures, less consumer spending and higher interest rates could be offset by increased revenue collections, particularly sales and personal income tax receipts. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies will continue to be headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the course of economic recovery remains unclear.

The opinions expressed are those of BlackRock as of January 31, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

4	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

THE BENEFITS AND RISKS OF LEVERAGING / DERIVATIVE FINANCIAL INSTRUMENTS	5

Fund Summary as of January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Fund”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Fund seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Fund primarily invests are either rated investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MUE
Initial Offering Date.	February 26, 1999
Yield on Closing Market Price as of January 31, 2022 ($12.68)(a)	4.97%
Tax Equivalent Yield(b)	8.40%
Current Monthly Distribution per Common Share(c)	$0.0525
Current Annualized Distribution per Common Share(c)	$0.6300
Leverage as of January 31, 2022(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$12.68	$14.41	(12.01)%	$14.95	$12.66
Net Asset Value	13.53	14.49	(6.63)	14.51	13.53

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.46)%	(2.00)%	4.26%	4.77%
Fund at Market Price(a)(b)	(9.97)	(0.88)	3.73	4.04
National Customized Reference Benchmark(c)	(3.04)	(1.44)	3.78	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.43)	(1.18)	4.91	5.15
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(9.08)	(1.84)	4.56	4.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

6	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds underperformed due to their higher degree of interest-rate sensitivity. Holdings on the front end of the curve (bonds with maturities of three years and below) contributed to results, as their income outweighed the losses from falling prices.

Holdings in the transportation sector detracted the most, since it was the largest sector weighting in the portfolio. Positions in the state tax-backed and health care sectors detracted, as well. Similarly, A rated bonds were the Fund’s largest allocation on a ratings basis and thus were most significant detractors from absolute performance. The Fund’s use of leverage, which magnified the impact of falling prices, also detracted.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
Transportation	32%	33%
County/City/Special District/School District	15	16
Health	14	13
State	13	13
Utilities	9	9
Education	7	7
Corporate	4	3
Housing	4	3
Tobacco	2	2
Other	—	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5%
2023	20
2024	4
2025	5
2026	5

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21
AAA/Aaa	1%		2%
AA/Aa	39		38
A	34		33
BBB/Baa	11		12
BB/Ba	3		3
B	—	(e)	—	(e)
N/R(f)	12		12

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Fund’s total investments.

FUND SUMMARY	7

Fund Summary as of January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Investment Objective

BlackRock MuniYield California Quality Fund, Inc.’s (MCA) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal and California income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

On September 24, 2021, the Board of Directors of BlackRock MuniYield California Fund, Inc. (MYC), the Fund and BlackRock MuniHoldings California Quality Fund, Inc. (MUC) each approved the reorganization of MYC and MCA into MUC. The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MCA
Initial Offering Date.	October 30, 1992
Yield on Closing Market Price as of January 31, 2022 ($14.29)(a)	4.70%
Tax Equivalent Yield(b)	10.24%
Current Monthly Distribution per Common Share(c)	$0.0560
Current Annualized Distribution per Common Share(c)	$0.6720
Leverage as of January 31, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The distribution rate is not constant and is subject to change. In connection with the Reorganization, the Fund declared a special distribution, which is payable on May 2, 2022. Other than this special distribution, the Fund will declare no further distributions prior to or following the Reorganization. See Note 11 in the Notes to Financial Statements for additional information on the special distribution.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$14.29	$15.83	(9.73)%	$16.23	$14.29
Net Asset Value	15.28	16.49	(7.34)	16.50	15.28

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.30)%	(2.76)%	4.48%	4.80%
Fund at Market Price(a)(b)	(7.74)	(1.17)	3.91	4.56
California Customized Reference Benchmark(c)	(3.48)	(2.19)	3.61	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper California Municipal Debt Funds at NAV(f)	(4.97)	(2.90)	4.37	5.04
Lipper California Municipal Debt Funds at Market Price(f)	(8.40)	(1.57)	3.62	4.64

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper California Municipal Debt Funds to Bloomberg Municipal Bond Index and the California Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

8	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment.

Portfolio income, while offsetting the market’s weakness to some extent, was not sufficient to make up for the decline in prices. The Fund was positioned longer on the yield curve, with a heavier weighting in bonds with maturities of 20 years and above. This positioning detracted from performance, since longer-dated bonds lagged due to their higher degree of interest-rate sensitivity. At the sector level, holdings in housing and transportation issues had the largest adverse impact on performance. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
County/City/Special District/School District	28%	32%
Transportation	19	17
Health	15	16
Education	11	12
Utilities	9	9
Housing	8	4
State	5	5
Tobacco	3	4
Corporate	2	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	4%
2023	6
2024	6
2025	18
2026	8

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21
AAA/Aaa	6%		6%
AA/Aa	49		55
A	25		21
BBB/Baa	5		5
BB/Ba	—	(e)	1
N/R(f)	15		12

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	9

Fund Summary as of January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Investment Objective

BlackRock MuniYield New York Quality Fund, Inc.’s (MYN) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and New York State and New York City personal income taxes. Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYN
Initial Offering Date.	February 28, 1992
Yield on Closing Market Price as of January 31, 2022 ($13.17)(a)	4.69%
Tax Equivalent Yield(b)	9.71%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of January 31, 2022(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 51.7%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.17	$14.56	(9.55)%	$14.59	$13.17
Net Asset Value	13.68	14.73	(7.13)	14.74	13.68

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(5.06)%	(2.60)%	4.29%	4.44%
Fund at Market Price(a)(b)	(7.53)	2.88	4.87	4.20
New York Customized Reference Benchmark(c)	(3.14)	(1.24)	3.57	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper New York Municipal Debt Funds at NAV(f)	(4.67)	(1.84)	4.00	4.28
Lipper New York Municipal Debt Funds at Market Price(f)	(9.68)	(1.64)	3.08	3.56

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The New York Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: New York Exempt Total Return Index Unhedged (90%) and the New York Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper New York Municipal Debt Funds to Bloomberg Municipal Bond Index and the New York Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The New York Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

10	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment. New York municipal bonds underperformed the national market.

While other segments of the market performed poorly in the period, longer-dated and low-coupon securities were the largest detractors. The Fund’s use of leverage, which magnified the impact of falling prices, was an additional detractor. At the sector level, housing and transportation issues were the worst performers due to their above-average interest rate sensitivity.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results. Holdings in pre-refunded bonds, while negative in absolute terms, held up better on a relative basis due to their lower interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
Transportation	24%	26%
County/City/Special District/School District	20	20
State	15	14
Utilities	14	14
Education	10	9
Housing	9	8
Health	3	4
Corporate	3	3
Tobacco	2	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	6%
2023	12
2024	9
2025	13
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22		07/31/21
AAA/Aaa	13%		12%
AA/Aa	53		58
A	23		19
BBB/Baa	4		4
BB/Ba	1		1
B	—	(e)	—	(e)
N/R(f)	6		6

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 2%, respectively, of the Fund’s total investments.

FUND SUMMARY	11

Fund Summary as of January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Investment Objective

BlackRock MuniYield Quality Fund III, Inc.’s (MYI) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Fund invests primarily in long-term municipal obligations that are investment grade quality, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of investment. The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Fund’s investment adviser to be of comparable quality, at the time of purchase. The Fund may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYI
Initial Offering Date	March 27, 1992
Yield on Closing Market Price as of January 31, 2022 ($13.52)(a)	4.57%
Tax Equivalent Yield(b)	7.72%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of January 31, 2022(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/22	07/31/21	Change	High	Low
Closing Market Price	$13.52	$15.12	(10.58)%	$15.16	$13.45
Net Asset Value	14.55	15.64	(6.97)	15.66	14.55

Performance

Returns for the period ended January 31, 2022 were as follows:

		Average Annual Total Returns
	6-month	1 Year	5 Years	10 Years
Fund at NAV(a)(b)	(4.97)%	(2.19)%	5.34%	5.31%
Fund at Market Price(a)(b)	(8.66)	(2.38)	4.16	4.50
National Customized Reference Benchmark(c)	(3.04)	(1.44)	3.78	N/A
Bloomberg Municipal Bond Index(d)	(3.10)	(1.89)	3.46	3.20
S&P® Municipal Bond Index(e)	(2.56)	(1.22)	3.42	3.29
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(f)	(4.43)	(1.18)	4.91	5.15
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(f)	(9.08)	(1.84)	4.56	4.59

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmarks from S&P Municipal Bond Index and Lipper General & Insured Municipal Debt Funds to Bloomberg Municipal Bond Index and the National Customized Reference Benchmark. The investment adviser believes the new benchmarks are more appropriate reporting benchmarks for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.
(e)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.
(f)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

12	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of January 31, 2022 (continued)	BlackRock MuniYield Quality Fund III, Inc. (MYI)

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Fixed-income assets experienced rising yields (and falling prices) during the six-month period. The Fed pivoted to a more hawkish tone on monetary policy as inflation accelerated well beyond its 2% target and labor markets improved toward its mandate of full employment. In this environment, the benefit of yield was insufficient to make up for the decline in municipal bond prices.

The Fund’s holdings in bonds with maturities of ten years and above detracted from performance. The Fund was also adversely impacted by the ongoing loss of income from higher-yielding securities being called or maturing. The Fund’s use of leverage, while augmenting income, further detracted by amplifying the effect of falling prices.

The Fund actively sought to manage interest rate risk using U.S. Treasury futures. Since U.S. Treasury yields rose, as prices fell, this strategy contributed to results.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	01/31/22	07/31/21
Transportation	27%	28%
State	19	19
County/City/Special District/School District	17	16
Health	13	14
Utilities	10	8
Education	8	8
Tobacco	3	3
Corporate	2	3
Housing	1	1

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage
2022	5%
2023	9
2024	8
2025	10
2026	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	01/31/22	07/31/21
AAA/Aaa	4%	4%
AA/Aa	43	43
A	27	26
BBB/Baa	15	16
BB/Ba	2	2
N/R(e)	9	9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2022 and July 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

FUND SUMMARY	13

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Arizona — 2.7%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	$550	$585,440
Series A, 5.00%, 07/01/39(a)	465	484,003
Series A, (BAM), 4.00%, 06/01/44	730	808,592
Series A, 5.00%, 07/01/49(a)	525	542,894
Series A, 5.00%, 07/01/54(a)	405	418,268
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	594,015
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	800	810,790
Maricopa County Industrial Development Authority, Refunding RB(a)
5.00%, 07/01/39	195	221,088
5.00%, 07/01/54	450	498,688
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	2,450	3,171,704

		8,135,482

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	1,370	1,475,778

California — 16.2%
California Community Choice Financing Authority, RB, Series A, 4.00%, 10/01/52(b)	1,545	1,717,454
California Community Housing Agency, RB, M/F Housing(a) Series A, 5.00%, 04/01/49	200	214,796
Series A-2, 4.00%, 08/01/47	1,300	1,216,666
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	780	857,169
California Housing Finance Agency, RB, M/F Housing 3.25%, 08/20/36	594	633,827
Series 2021-1, Class A, 3.50%, 11/20/35	662	723,299
California Infrastructure & Economic Development Bank, Refunding RB, Series D, 0.45%, 08/01/47	—	—
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,610,491
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	1,260	1,340,984
Series I, 5.50%, 11/01/30	5,000	5,383,140
Series I, 5.50%, 11/01/31	3,130	3,368,428
Series I, 5.50%, 11/01/33	3,000	3,225,942
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	130	108,560
CSCDA Community Improvement Authority, RB, M/F Housing(a)
3.13%, 06/01/57	720	573,891
4.00%, 06/01/58	1,070	1,008,723
4.00%, 12/01/58	845	792,025
Golden State Tobacco Securitization Corp., Refunding RB 0.00%, 06/01/66(c)	1,825	282,722
Series A-1, 5.00%, 06/01/22(d)	1,555	1,578,325
Series A-2, 5.00%, 06/01/22(d)	435	441,509
Kern Community College District, GO, Series C, 5.50%, 11/01/23(d)	2,445	2,640,167
Regents of the University of California Medical Center Pooled Revenue, Refunding RB Series J, 5.25%, 05/15/23(d)	5,905	6,243,108

Security	Par (000)	Value

California (continued)
Regents of the University of California Medical Center Pooled Revenue, Refunding RB (continued)
Series J, 5.25%, 05/15/38	$1,675	$1,758,191
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(d)	4,500	5,158,796
San Francisco City & County Airport Comm-San Francisco International Airport, 5.00%, 05/01/52	1,185	1,429,717
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28.	1,800	1,896,118
Series A, AMT, 5.25%, 05/01/33	1,410	1,478,757
Series A, AMT, 5.00%, 05/01/44	1,860	1,987,856
State of California, Refunding GO, 5.00%, 12/01/46	680	834,681
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	1,033,628

		49,538,970

Colorado — 2.3%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,612,198
Series A, AMT, 5.50%, 11/15/30	565	606,683
Series A, AMT, 5.50%, 11/15/31	675	724,446
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	790	850,952
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	1,050	1,133,056
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(b)	260	257,347
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/49	925	943,186
STC Metropolitan District No.2, Refunding GO, Series A, 5.00%, 12/01/38	715	763,389

		6,891,257

Connecticut — 1.0%
Connecticut State Health & Educational Facilities
Authority, Refunding RB, Series I-1, 5.00%, 07/01/42	1,015	1,164,587
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,993,688

		3,158,275

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	1,400	1,629,331

District of Columbia — 1.1%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/26	2,945	3,398,822

Florida — 15.5%
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	465	480,007
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	4,730	5,566,165
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.13%, 10/01/23(d)	5,665	6,054,718
Series A, AMT, 5.00%, 10/01/45	1,440	1,590,623
County of Miami-Dade Florida Aviation Revenue, Refunding RB, Series A, AMT, 5.00%, 10/01/22(d)	10,155	10,451,573

14	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(d)	$3,130	$3,354,646
County of Miami-Dade Seaport Department, ARB(d)
Series A, 5.38%, 10/01/23	1,765	1,896,184
Series A, 5.50%, 10/01/23	3,000	3,229,062
Series B, AMT, 6.00%, 10/01/23	1,060	1,149,670
Series B, AMT, 6.25%, 10/01/23	800	869,855
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(a)	735	735,463
Finley Woods Community Development District, SAB
4.00%, 05/01/40	265	273,593
4.20%, 05/01/50	450	462,928
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	470	496,215
Series A, AMT, 5.00%, 08/01/29(b)	190	193,521
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	260	278,273
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	2,995	3,207,321
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	105	105,404
Miami-Dade County Seaport Department, Refunding RB, Series A-1, AMT, (AGM), 4.00%, 10/01/45	555	621,540
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	701,482
4.00%, 05/01/50	640	659,511
Palm Beach County Health Facilities Authority, RB, Series B, 5.00%, 11/15/42	230	272,343
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	2,294,252
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(d)	1,805	1,911,641
Southern Groves Community Development District No.5, Refunding SAB, 4.00%, 05/01/43	380	391,349

		47,247,339

Georgia — 2.1%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	815	903,407
Georgia Ports Authority, ARB, 4.00%, 07/01/51	2,220	2,548,471
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,348,379
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	1,420	1,628,844

		6,429,101

Hawaii — 1.7%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	2,805	3,077,999
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	740	782,830
AMT, 5.25%, 08/01/26	1,205	1,274,136

		5,134,965

Illinois — 10.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	950	1,109,172
Series A, 5.00%, 12/01/38	390	454,650

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued)
Series A, 5.00%, 12/01/39	$340	$395,799
Series A, 5.00%, 12/01/40	710	824,537
Series A, 5.00%, 12/01/41	455	529,323
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,140	1,209,808
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,037,560
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,555,804
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	2,000	2,070,422
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	735	835,533
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	2,985	2,993,448
Cook County Community College District No. 508, GO
5.25%, 12/01/30	1,270	1,349,352
5.50%, 12/01/38	1,205	1,279,981
5.25%, 12/01/43	2,960	3,107,417
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	1,305	1,426,289
Series C, 5.00%, 02/15/41	975	1,130,121
Illinois State Toll Highway Authority, RB, Series A, 4.00%, 01/01/46	1,300	1,470,154
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,090	1,231,594
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	1,050	1,113,307
State of Illinois, GO
5.25%, 02/01/31	1,495	1,600,632
5.25%, 02/01/32	2,320	2,483,924
5.50%, 07/01/33	1,000	1,055,805
5.50%, 07/01/38	700	739,064
Series A, 4.00%, 03/01/41	100	110,188
Upper Illinois River Valley Development Authority, Refunding RB, 5.00%, 01/01/45(a)	715	751,533

		31,865,417

Indiana — 0.4%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	323,521
Series A, 5.00%, 06/01/51	220	233,512
Series A, 5.00%, 06/01/56	190	200,625
Series A, AMT, 5.00%, 07/01/23(d)	460	485,632

		1,243,290

Iowa — 1.2%
Iowa Finance Authority, RB, Series A, 5.00%, 05/15/48	3,350	3,638,093

Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	2,225	2,409,982

Maryland — 3.3%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,792,258
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	1,360	1,508,981
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/34	4,780	5,679,606

		9,980,845

SCHEDULE OF INVESTMENTS	15

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	$940	$1,068,278
Series A, 5.00%, 01/01/47	420	469,559
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	745	852,490

		2,390,327

Michigan — 2.2%
Michigan Finance Authority, Refunding RB, 4.00%, 09/01/50	445	490,723
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	175	170,432
Series A, 2.55%, 10/01/51	3,540	3,223,506
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	895	1,025,579
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	1,690	1,937,264

		6,847,504

Minnesota — 0.3%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	1,073,509

Mississippi — 2.4%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	2,225	2,430,425
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(d)	1,000	1,066,072
State of Mississippi, RB
Series A, 5.00%, 10/15/37	565	675,098
Series A, 4.00%, 10/15/38	2,815	3,156,043

		7,327,638

Montana — 0.6%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	130	132,859
Series B-2, 3.60%, 12/01/47	195	201,429
Montana Facility Finance Authority, Refunding RB, Series A, 3.00%, 06/01/50	1,415	1,424,093

		1,758,381

Nevada — 3.9%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,289,057
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	120	126,944
4.00%, 06/01/44	335	352,274
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	2,690	2,882,149
Series A-1, (AGM), 4.00%, 06/01/46	2,910	3,113,525
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	2,065	2,455,380
Series A, 5.00%, 06/01/37	500	594,529
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	275	313,607

Security	Par (000)	Value

Nevada (continued)
Tahoe-Douglas Visitors Authority, RB (continued)
5.00%, 07/01/45	$340	$382,362
5.00%, 07/01/51	365	406,060

		11,915,887

New Hampshire(a)(b) — 0.4%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	415	427,822
Series B, AMT, 3.75%, 07/01/45	670	687,898

		1,115,720

New Jersey — 9.3%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	962,936
Series A, 5.00%, 06/15/47	2,500	2,854,100
Series LLL, 5.00%, 06/15/34	635	756,946
AMT, (AGM), 5.00%, 01/01/31	1,355	1,450,666
AMT, 5.38%, 01/01/43	1,940	2,070,944
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	2,050	2,182,174
New Jersey Transportation Trust Fund Authority, 4.00%, 06/15/46	1,500	1,640,463
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	3,040	3,204,385
Series BB, 4.00%, 06/15/50	1,775	1,922,966
Series S, 5.25%, 06/15/43	2,980	3,521,335
New Jersey Transportation Trust Fund Authority, Refunding RB, Series A, 5.00%, 12/15/32	2,735	3,219,054
State of New Jersey, GO, Series A, 4.00%, 06/01/31	870	1,010,154
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	2,355	2,712,762
Sub-Series B, 5.00%, 06/01/46	870	979,316

		28,488,201

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	170	185,846

New York — 2.2%
Metropolitan Transportation Authority, RB, Series A-1, 5.25%, 11/15/39	1,550	1,634,876
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	740	824,375
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	960	1,032,791
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	345	412,704
AMT, 5.00%, 10/01/40	975	1,153,083
AMT, 4.00%, 10/31/46	605	663,487
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	1,003,938

		6,725,254

North Carolina — 0.5%
North Carolina Medical Care Commission, RB
4.00%, 09/01/41	100	109,758
4.00%, 09/01/46	100	108,997
4.00%, 09/01/51	130	141,326

16	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
Series A, 4.00%, 10/01/50	$195	$211,204
Series A, 5.00%, 10/01/50	515	589,593
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	270	371,920

		1,532,798

North Dakota — 0.2%
University of North Dakota COP, Series A, (AGM), 4.00%, 06/01/46	510	567,700

Ohio — 3.5%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	536,952
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,080	4,469,110
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	255	286,163
4.00%, 07/01/51	220	245,917
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,500	2,602,595
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,451,187

		10,591,924

Oregon — 0.4%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	1,100	1,282,669

Pennsylvania — 10.6%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	2,970	3,526,572
Altoona Area School District, GO, (BAM, SAW), 5.00%, 12/01/25(d)	185	210,727
Bristol Township School District, GO, (SAW), 5.25%, 06/01/23(d)	2,500	2,645,260
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	109,142
4.00%, 07/01/51	100	108,601
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	740	808,825
Montgomery County Higher Education and Health Authority, Refunding RB
5.00%, 05/01/52	3,390	4,055,576
Series A, 5.00%, 09/01/48	1,690	1,925,324
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, 2.45%, 10/01/41	210	199,796
Series 125B, AMT, 3.65%, 10/01/42	3,000	3,118,014
Pennsylvania Turnpike Commission, RB Sub-Series B-1, 5.25%, 06/01/47	2,300	2,666,392
Series A, Subordinate, 5.00%, 12/01/44	3,620	4,288,589
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	2,490	2,906,151
Springfield School District/Delaware County, GO (SAW), 5.00%, 03/01/40	1,485	1,744,631

Security	Par (000)	Value

Pennsylvania (continued)
Springfield School District/Delaware County, GO (continued)
(SAW), 5.00%, 03/01/43	$1,100	$1,288,959
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	2,215	2,570,011

		32,172,570

Puerto Rico — 4.7%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,882	4,247,541
Series A-1, Restructured, 5.00%, 07/01/58	5,266	5,859,057
Series A-2, Restructured, 4.33%, 07/01/40	1,279	1,388,354
Series A-2, Restructured, 4.78%, 07/01/58	264	289,883
Series B-1, Restructured, 4.75%, 07/01/53	407	446,298
Series B-2, Restructured, 4.78%, 07/01/58	394	432,922
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,757	1,538,514

		14,202,569

South Carolina — 5.4%
Charleston County Airport District, ARB
Series A, AMT, 6.00%, 07/01/38	2,940	3,128,566
Series A, AMT, 5.50%, 07/01/41	2,500	2,640,297
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(d)	3,760	4,056,224
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	825	843,355
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	1,360	1,584,227
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(d)	1,870	2,121,457
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,000	1,071,323
South Carolina Public Service Authority, Refunding RB, Series C, 5.00%, 12/01/46	1,000	1,088,814

		16,534,263

Tennessee — 1.1%
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/40	3,000	3,356,943

Texas — 9.2%
City of Beaumont Texas, GO, 5.25%, 03/01/23(d)	2,345	2,458,634
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	395	396,549
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	225	257,075
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	2,010	2,396,224
Series A, AMT, 5.00%, 07/01/27	220	251,064
Sub-Series A, AMT, 4.00%, 07/01/35	510	587,589
Sub-Series A, AMT, 4.00%, 07/01/36	510	584,220
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	2,155	2,267,517
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	440	463,818
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/48	1,775	2,071,997

SCHEDULE OF INVESTMENTS	17

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Red River Education Finance Corp., RB, 5.25%, 03/15/23(d)	$1,070	$1,122,630
Spring Branch Independent School District, 3.00%, 02/01/33	1,000	1,073,022
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,500	3,000,100
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	267,080
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	2,855	3,465,099
5.00%, 12/15/32	5,490	6,830,010
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	360	417,843

		27,910,471

Utah(a) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	170	176,589
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40	325	365,133

		541,722

Vermont — 1.0%
University of Vermont and State Agricultural College, Refunding RB, 5.00%, 10/01/43	2,535	2,968,967

Virginia — 1.5%
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	4,000	4,633,764

Washington — 3.2%
Port of Seattle Washington, ARB Series A, AMT, 5.00%, 05/01/43	660	754,375
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	2,485	2,870,175
State of Washington, COP
Series B, 5.00%, 07/01/36	1,000	1,193,998
Series B, 5.00%, 07/01/38	1,155	1,377,162
State of Washington, GO, Series C, 5.00%, 02/01/36	3,000	3,564,432

		9,760,142

Wisconsin — 2.2%
Public Finance Authority, RB
5.00%, 06/15/51(a)	550	552,836
5.00%, 10/15/51(a)	210	224,634
Series A, 4.00%, 11/15/37	175	197,337
Series A, 5.00%, 11/15/41	330	390,414
Series A, 5.00%, 07/01/55(a)	305	323,344
Series A, 5.00%, 10/15/55(a)	955	1,015,960
Series A-1, 4.50%, 01/01/35(a)	520	552,474
Public Finance Authority, Refunding RB 5.00%, 09/01/49(a)	285	300,762
Series A, 5.00%, 11/15/49	570	637,046
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/44	2,065	2,478,607

		6,673,414

Security	Par (000)	Value

Wyoming — 0.2%
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(d)	$570	$668,692

Total Municipal Bonds — 125.8% (Cost: $362,602,881)		383,403,822

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	7,499	8,624,628

Colorado(f) — 1.9%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	3,262	3,921,970
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	1,710	1,864,285

		5,786,255

Connecticut — 1.1%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,061	3,459,874

Florida — 1.8%
Miami-Dade County Seaport Department, Refunding RB, 4.00%, 10/01/49	4,995	5,649,345

Illinois — 3.2%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	760	762,659
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	1,980	2,196,553
Series B, 5.00%, 01/01/40	6,148	6,889,997

		9,849,209

Louisiana — 3.2%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	3,015	3,291,120
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	6,057	6,611,735

		9,902,855

Maryland — 4.8%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	2,499	2,874,057
Maryland Stadium Authority, RB, 5.00%, 05/01/47	9,817	11,649,973

		14,524,030

Michigan(f) — 2.6%
Michigan Finance Authority, RB
4.00%, 02/15/47	3,728	4,122,456
Series A, 4.00%, 02/15/44	3,332	3,685,413

		7,807,869

New York — 2.0%
New York City Water & Sewer System, Refunding RB, Series FF, 5.00%, 06/15/45	5,958	6,041,330

Pennsylvania — 6.1%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(f)	3,600	4,036,127

18	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(f)	$4,996	$5,577,107
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38(f)	5,929	6,687,774
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,963	2,178,079

		18,479,087

Texas — 1.5%
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23	4,297	4,522,798

Virginia — 1.4%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(f)	3,720	4,302,292

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 32.4% (Cost: $93,735,357)		98,949,572

Total Long-Term Investments — 158.2% (Cost: $456,338,238)		482,353,394

	Shares

Short-Term Securities

Money Market Funds — 4.0%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(g)(h)	12,070,713	12,070,713

Total Short-Term Securities — 4.0% (Cost: $12,071,919)		12,070,713

Total Investments — 162.2% (Cost: $468,410,157)		494,424,107

Liabilities in Excess of Other Assets — (0.8)%		(2,616,133)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.4)%.		(55,985,232)

VMTP Shares at Liquidation Value — (43.0)%		(131,000,000)

Net Assets Applicable to Common Shares — 100.0%		$304,822,742

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(c)	Zero-coupon bond.
(d)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between October 1, 2024 to August 1, 2027, is $17,624,010. See Note 4 of the Notes to Financial Statements for details. (g) Affiliate of the Fund.

(h)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$—	$12,072,212	(a)	$—	$(293)	$(1,206)	$12,070,713	12,070,713	$283	$—

(a)	Represents net amount purchased (sold).

SCHEDULE OF INVESTMENTS	19

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$452,821	$—	$452,821

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$335,861	$—	$335,861

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$383,403,822	$—	$383,403,822
Municipal Bonds Transferred to Tender Option Bond Trusts	—	98,949,572	—	98,949,572
Short-Term Securities
Money Market Funds	12,070,713	—	—	12,070,713

	$12,070,713	$482,353,394	$—	$494,424,107

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(55,971,131)	$—	$(55,971,131)
VMTP Shares at Liquidation Value	—	(131,000,000)	—	(131,000,000)

	$—	$(186,971,131)	$—	$(186,971,131)

See notes to financial statements.

20	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 84.8%

Corporate — 2.7%
California Community Choice Financing Authority, RB, Series B-1, 4.00%, 02/01/52(a)	$8,665	$9,959,950
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	4,000	4,370,644

		14,330,594

County/City/Special District/School District — 25.2%
California Statewide Communities Development Authority, SAB
Series B, 4.00%, 09/02/40	520	570,313
Series B, 4.00%, 09/02/50	630	683,932
Series C, 4.00%, 09/02/40	1,855	2,034,481
Series C, 4.00%, 09/02/50	1,335	1,449,285
California Statewide Communities Development Authority, SAB, S/F Housing
5.00%, 09/02/39	465	544,836
5.00%, 09/02/40	345	408,302
5.00%, 09/02/44	535	617,754
5.00%, 09/02/49	775	888,410
4.00%, 09/02/50	275	295,268
5.00%, 09/02/50	275	321,588
Series C, 5.00%, 09/02/39	435	509,686
Series C, 5.00%, 09/02/49	225	257,926
California Statewide Communities Development Authority, ST
4.00%, 09/01/41	250	272,773
4.00%, 09/01/51	490	530,272
Chaffey Joint Union High School District, GO, CAB(b)
Series C, 0.00%, 08/01/32	250	182,836
Series C, 0.00%, 08/01/33	500	349,530
Series C, 0.00%, 08/01/34	505	337,786
Series C, 0.00%, 08/01/35	545	348,326
Series C, 0.00%, 08/01/36	500	305,359
Series C, 0.00%, 08/01/37	650	378,727
Series C, 0.00%, 08/01/38	630	350,439
Series C, 0.00%, 08/01/39	750	398,464
Series C, 0.00%, 08/01/40	1,850	938,240
Series C, 0.00%, 08/01/41	305	147,731
Series C, 0.00%, 02/01/42	350	165,646
ChiNo.Valley Unified School District, GOL, Series B, 4.00%, 08/01/45	640	726,736
City & County of San Francisco California, ARB COP, Series C, AMT, 5.25%, 03/01/32	1,050	1,096,811
City of Dixon California, ST, 4.00%, 09/01/45	465	495,858
City of Roseville California, ST, 4.00%, 09/01/50	395	423,581
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, 5.00%, 06/01/48	3,750	4,304,902
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(c)	5,000	5,435,455
El Monte City School District, GO, Series B, 5.50%, 08/01/46	4,265	5,000,491
Fowler Unified School District, GO, Series A, (BAM), 5.25%, 08/01/46	3,700	4,372,146
Garden Grove Unified School District, GO, Series C, 5.25%, 08/01/23(c)	2,725	2,902,207
Glendale Community College District, GO, CAB(b)
Series B, 0.00%, 08/01/43	1,875	990,643
Series B, 0.00%, 08/01/44	3,315	1,617,644

Security	Par (000)	Value

County/City/Special District/School District (continued)
Glendale Community College District, GO, CAB(b) (continued)
Series B, 0.00%, 02/01/45	$3,475	$1,658,044
Hayward Unified School District, GO, Series A, (BAM), 4.00%, 08/01/48	2,000	2,211,798
Kern Community College District, GO, Series C, 5.25%, 11/01/23(c)	5,715	6,146,477
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	5,904,761
Mount San Antonio Community College District, Refunding GO, Series A, 5.00%, 08/01/23(c)	4,500	4,777,326
Orange County Community Facilities District, ST
4.00%, 08/15/40	295	316,225
4.00%, 08/15/50	270	286,729
Perris Union High School District, GO, Series B, (BAM), 5.25%, 09/01/39	2,715	3,074,938
Perris Union High School District, Refunding COP, (BAM), 4.00%, 10/01/43	10,000	11,050,080
Riverside County Public Financing Authority, Refunding TA, Series A, (BAM), 4.00%, 10/01/40	5,455	5,953,140
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (AGM), 4.00%, 10/01/37	6,000	6,334,770
RNR School Financing Authority, ST
Series A, (BAM), 5.00%, 09/01/37	1,500	1,740,940
Series A, (BAM), 5.00%, 09/01/41	3,000	3,465,186
San Bernardino County Transportation Authority, RB, Series A, 5.25%, 03/01/40	4,500	4,866,034
San Jose Financing Authority, RB
5.75%, 05/01/36	2,570	2,580,373
5.75%, 05/01/42	4,500	4,517,554
San Jose Financing Authority, Refunding RB, Series A, 5.00%, 06/01/23(c)	9,175	9,687,791
Santa Clara Unified School District, GO, 4.00%, 07/01/48	5,000	5,461,985
Transbay Joint Powers Authority, TA
Series A, 5.00%, 10/01/49	2,500	2,995,800
Series B, Subordinate, 5.00%, 10/01/35	300	364,729
Series B, Subordinate, 5.00%, 10/01/38	600	725,345
Washington Township Health Care District, GO, Series B, 5.50%, 08/01/38	1,625	1,788,239
West Contra Costa Unified School District, GO(c)
Series A, 5.50%, 08/01/23	2,500	2,671,852
Series B, 5.50%, 08/01/23	3,000	3,206,223

		132,440,723

Education — 9.4%
California Educational Facilities Authority, RB, Series A, 5.00%, 10/01/53	10,000	11,486,500
California Enterprise Development Authority, RB, Series A, 5.00%, 08/01/55	1,000	1,167,168
California Municipal Finance Authority, RB
3.00%, 10/01/41	965	982,275
4.00%, 10/01/46	965	1,072,589
4.00%, 10/01/51	1,150	1,270,165
(BAM), 3.00%, 05/15/54	3,000	3,058,377
Series A, 5.50%, 08/01/34(d)	250	264,209
Series A, 5.00%, 10/01/39(d)	245	266,801
Series A, 5.00%, 10/01/49(d)	410	440,050
Series A, 5.00%, 10/01/57(d)	810	865,444
California Municipal Finance Authority, Refunding RB 5.00%, 08/01/39	645	731,176

SCHEDULE OF INVESTMENTS	21

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
California Municipal Finance Authority, Refunding RB (continued)
5.00%, 08/01/48	$305	$338,266
California School Finance Authority, RB(d)
5.00%, 06/01/40	305	328,999
5.00%, 06/01/50	475	505,964
5.00%, 06/01/59	760	805,980
(NPFGC), 5.00%, 06/01/61	820	878,387
4.00%, 06/01/51	800	814,208
Series A, 5.00%, 07/01/49	500	579,389
Series A, 5.00%, 06/01/58	3,615	3,861,714
Series A, 5.00%, 07/01/59	1,185	1,306,127
Series B, 4.00%, 07/01/45	475	475,255
California School Finance Authority, Refunding RB(d)
5.00%, 08/01/25(c)	105	118,605
5.00%, 08/01/46	1,145	1,248,938
Series A, 5.00%, 07/01/36	755	832,525
California Statewide Communities Development Authority, RB, Series A, 5.00%, 05/15/37	4,000	4,623,500
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	2,250	2,533,482
Hastings Campus Housing Finance Authority, RB
Series A, 5.00%, 07/01/45	675	789,540
Series A, 5.00%, 07/01/61	3,370	3,858,562
University of California, Refunding RB
5.25%, 05/15/24(c)	710	777,355
Series AM, 5.25%, 05/15/36	2,970	3,238,429

		49,519,979

Health — 6.2%
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/40	700	842,439
Series A, 4.00%, 03/01/39	895	959,653
Series A, 4.00%, 03/01/43	1,315	1,343,601
Series A, 4.00%, 04/01/49	3,570	3,922,088
California Municipal Finance Authority, RB, Series A, 3.00%, 02/01/46	5,000	4,863,810
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 11/01/39(d)	215	240,557
Series A, 5.00%, 02/01/42	4,000	4,572,932
Series A, 5.00%, 11/01/49(d)	245	269,416
California Statewide Communities Development Authority, RB
4.25%, 01/01/43	3,450	3,780,372
4.00%, 08/01/45	2,500	2,547,855
4.00%, 07/01/48	1,780	1,939,109
California Statewide Communities Development Authority, Refunding RB
4.00%, 04/01/42	2,595	2,781,430
4.00%, 04/01/47	1,320	1,403,327
Series A, 4.00%, 12/01/57	3,250	3,334,331

		32,800,920

Housing — 13.1%
California Community Housing Agency, RB, M/F Housing(d)
3.00%, 08/01/56	1,300	1,087,195
4.00%, 02/01/50	405	380,339
4.00%, 08/01/51	2,060	1,842,314
3.00%, 02/01/57	1,350	1,063,109

Security	Par (000)	Value

Housing (continued)
California Community Housing Agency, RB, M/F Housing(d) (continued)
Series A, 5.00%, 04/01/49	$3,670	$3,941,510
Series A, 4.00%, 02/01/56	3,985	3,906,661
Series A-1, 4.00%, 08/01/50	420	382,489
Series A-1, 3.00%, 02/01/57	845	710,331
Series A-2, 4.00%, 08/01/47	2,325	2,175,961
California Housing Finance Agency, RB, M/F Housing
3.25%, 08/20/36	4,988	5,326,277
Class A, (FHLMC), 3.75%, 03/25/35	7,022	7,859,597
Series 2021-1, Class A, 3.50%, 11/20/35	973	1,063,357
Series A, 4.25%, 01/15/35	1,331	1,525,299
California Housing Finance, RB, M/F Housing, Series 2, Class A, 4.00%, 03/20/33	3,973	4,403,117
CMFA Special Finance Agency VII, RB, M/F Housing, 4.00%, 08/01/47(d)	1,235	1,122,964
CMFA Special Finance Agency VIII, RB, M/F Housing, 3.00%, 08/01/56(d)	1,620	1,325,397
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(d)	455	379,960
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A, 4.00%, 12/01/45	1,025	969,493
Series A-2, 4.00%, 08/01/45	1,005	1,001,979
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/46	1,930	1,838,935
2.65%, 12/01/46	1,590	1,364,762
4.00%, 07/01/56	1,295	1,307,561
3.13%, 08/01/56	540	468,205
4.00%, 08/01/56	1,640	1,574,225
3.25%, 04/01/57	670	583,884
4.00%, 04/01/57	1,795	1,648,171
4.00%, 05/01/57	2,065	1,985,721
3.13%, 06/01/57	1,290	1,028,222
4.00%, 06/01/58	2,635	2,484,099
4.00%, 12/01/58	665	623,310
Series A, 2.45%, 02/01/47	675	570,012
Series A, 5.00%, 07/01/51	1,140	1,218,781
Series A-2, 4.00%, 09/01/56	2,330	2,371,912
Series B, 4.00%, 02/01/57	525	507,064
Freddie Mac Multifamily ML Certificates, RB, M/F Housing, Series CA, Class A, 3.35%, 11/25/33	8,321	8,967,459

		69,009,672

State — 1.7%
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	2,575	2,768,934
State of California, GO, 4.00%, 04/01/49	5,550	6,174,375

		8,943,309

Tobacco — 6.0%
California County Tobacco Securitization Agency, Refunding RB
4.00%, 06/01/49	270	300,897
5.00%, 06/01/50	310	353,406
Series A, 4.00%, 06/01/49	1,400	1,562,307
Series B-1, Subordinate, 4.00%, 06/01/49	325	351,901
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	2,730	649,666
Series B-2, Subordinate, 0.00%, 06/01/55	4,100	781,895

22	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tobacco (continued)
Golden State Tobacco Securitization Corp., Refunding RB
0.00%, 06/01/66(b)	$3,240	$501,928
Series A-1, 5.00%, 06/01/22(c)	11,750	11,926,250
Series A-1, 5.00%, 06/01/28(c)	5,390	6,542,456
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	5,060	5,971,197
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	11,850	2,294,243

		31,236,146

Transportation — 18.8%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/35	1,500	1,712,895
Bay Area Toll Authority, Refunding RB, Sub-Series S-8, Subordinate, 3.00%, 04/01/54	13,180	13,204,225
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	7,477,281
AMT, Senior Lien, 4.00%, 12/31/47	7,500	8,073,165
AMT, Senior Lien, (AGM), 4.00%, 12/31/47	2,845	3,101,844
City of Los Angeles Department of Airports, ARB
Series D, AMT, 5.00%, 05/15/35	2,000	2,220,732
Series D, AMT, 5.00%, 05/15/36	1,500	1,664,479
Series C, AMT, Subordinate, 5.00%, 05/15/38	3,215	3,708,226
County of Sacramento California Airport System Revenue, Refunding RB
Series A, 5.00%, 07/01/41	2,500	2,841,360
Sub-Series B, 5.00%, 07/01/41	1,750	1,993,901
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/41	3,075	3,518,387
Series A, AMT, 5.00%, 03/01/47	6,770	7,745,652
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	200	217,024
Riverside County Transportation Commission, Refunding RB
4.00%, 06/01/47	335	369,980
3.00%, 06/01/49	2,820	2,834,280
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/47	6,000	6,843,138
San Diego County Regional Airport Authority, Refunding ARB
AMT, Subordinate, 5.00%, 07/01/37	350	423,900
AMT, Subordinate, 5.00%, 07/01/38	350	422,586
AMT, Subordinate, 5.00%, 07/01/39	500	602,634
AMT, Subordinate, 5.00%, 07/01/40	700	841,380
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	1,900	1,992,652
Series A, AMT, 5.00%, 05/01/40	3,785	4,062,017
Series A, AMT, 5.00%, 05/01/44	8,660	9,899,352

Security	Par (000)	Value

Transportation (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.00%, 05/01/49	$3,500	$4,112,654
Series D, AMT, 5.00%, 05/01/43	7,715	8,939,394

		98,823,138

Utilities — 1.7%
City of San Francisco California Public Utilities Commission Water Revenue, Refunding RB, 5.00%, 11/01/36	2,335	2,607,550
San Diego Public Facilities Financing Authority, Refunding RB, Series A, Subordinate, 5.25%, 08/01/47	5,000	6,015,815

		8,623,365

Total Municipal Bonds in California		445,727,846

Puerto Rico — 4.9%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	713	780,138
Series A-1, Restructured, 5.00%, 07/01/58	1,051	1,169,364
Series A-2, Restructured, 4.33%, 07/01/40	1,393	1,512,102
Series A-2, Restructured, 4.78%, 07/01/58	136	149,333
Series B-1, Restructured, 4.75%, 07/01/53	735	805,969
Series B-1, Restructured, 5.00%, 07/01/58	8,899	9,889,218
Series B-2, Restructured, 4.33%, 07/01/40	7,022	7,610,128
Series B-2, Restructured, 4.78%, 07/01/58	713	783,436
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	9,402	3,040,804

Total Municipal Bonds in Puerto Rico		25,740,492

Total Municipal Bonds — 89.7% (Cost: $452,458,206)		471,468,338

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 77.7%

County/City/Special District/School District — 21.0%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	9,500	11,149,115
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	4,996	5,544,623
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(f)	7,075	8,443,384
Palomar Community College District, GO, Series C, 5.00%, 08/01/25(c)	15,140	17,101,750
Riverside County Public Financing Authority, RB, 5.25%, 11/01/25(c)	10,000	11,459,260
Sacramento Area Flood Control Agency, Refunding SAB, Series A, 5.00%, 10/01/43	10,005	11,510,679

SCHEDULE OF INVESTMENTS	23

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Luis Obispo County Community College District, Refunding GO, Series A, 4.00%, 08/01/40	$6,585	$7,114,561
San Mateo County Community College District, GO, Series A, 5.00%, 09/01/25(c)	17,615	19,943,695
West Valley-Mission Community College District, GO, Series B, 4.00%, 08/01/40	17,000	18,326,051

		110,593,118

Education — 9.2%
California State University, Refunding RB, Series A, 5.00%, 11/01/43	13,002	14,643,467
University of California, RB, Series AM, 5.25%, 05/15/44	9,210	10,033,452
University of California, Refunding RB, Series I, 5.00%, 05/15/40	21,105	23,429,060

		48,105,979

Health — 19.1%
California Health Facilities Financing Authority, RB
5.00%, 11/15/56	6,000	7,096,820
Series A, 5.00%, 08/15/23(c)	10,000	10,627,320
Series A, 4.00%, 11/15/42	7,500	8,413,905
Series B, 5.00%, 08/15/55	4,500	5,162,655
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 08/15/25(c)	24,940	28,203,386
Series A, 4.00%, 10/01/47	6,017	6,437,470
Sub-Series A-2, 4.00%, 11/01/44	13,280	14,746,231
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	19,860	19,982,139

		100,669,926

State — 1.7%
State of California, GO, 4.00%, 03/01/50(f)	5,000	5,627,906
State of California, Refunding GO, 5.25%, 10/01/39	3,000	3,443,871

		9,071,777

Transportation — 13.9%
Bay Area Toll Authority, Refunding RB(f)
4.00%, 04/01/42	11,250	12,529,252
4.00%, 04/01/49	6,555	7,250,424
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/40	5,500	6,088,473
Series B, AMT, 5.00%, 05/15/41	3,645	4,080,080
Series B, AMT, 5.00%, 05/15/46	5,000	5,571,155
Series D, AMT, 5.00%, 05/15/41	13,311	14,726,630
Los Angeles County Facilities Inc., RB, 5.00%, 12/01/51(c)(f)	11,420	13,625,880
San Diego County Regional Airport Authority, ARB(f)
Series B, AMT, Subordinate, 4.00%, 07/01/56	5,003	5,448,202
Series B, AMT, Subordinate, 5.00%, 07/01/56	3,001	3,532,986

		72,853,082

Utilities — 12.8%
Anaheim Public Financing Authority, Refunding RB(c)
Series A, 5.00%, 05/01/39	6,000	6,527,190
Series A, 5.00%, 05/01/46	13,500	14,684,658

Security	Par (000)	Value

Utilities (continued)
Beaumont Public Improvement Authority, RB, Series A, 5.00%, 09/01/49	$6,000	$6,818,884
City of Los Angeles California Wastewater System Revenue, RB, Series A, 5.00%, 06/01/44	6,290	6,987,721
City of Sacramento California Water Revenue, RB, 5.25%, 09/01/47	14,825	17,680,964
Los Angeles Department of Water, Refunding RB, Series A, 5.00%, 07/01/46	8,413	9,502,741
Mountain House Public Financing Authority, RB, Series A, 4.00%, 12/01/55	4,500	5,005,043

		67,207,201

Total Municipal Bonds in California		408,501,083

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 77.7% (Cost: $385,810,390)		408,501,083

Total Long-Term Investments — 167.4% (Cost: $838,268,596)		879,969,421

	Shares

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 0.01%(g)(h)	6,403,459	6,399,617

Total Short-Term Securities — 1.2% (Cost: $6,399,617)		6,399,617

Total Investments — 168.6% (Cost: $844,668,213)		886,369,038

Other Assets Less Liabilities — 1.4%		7,642,056

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (38.4)%		(201,944,820)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (31.6)%		(166,245,965)

Net Assets Applicable to Common Shares — 100.0%		$525,820,309

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)

U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par. (d) Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2029, is $34,941,304. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

24	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds California Money Fund, Institutional Class	$889,875	$5,512,286	(a)	$—	$(2,544)	$—	$6,399,617	6,403,459	$2,756	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	135	03/22/22	$17,276	$270,161
U.S. Long Bond	91	03/22/22	14,153	330,362
5-Year U.S. Treasury Note	139	03/31/22	16,571	166,929

				$767,452

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$767,452	$—	$767,452

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$41,572	$—	$41,572

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,620,831	$—	$2,620,831

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$60,556,387

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

SCHEDULE OF INVESTMENTS	25

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield California Quality Fund, Inc. (MCA)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$471,468,338	$—	$471,468,338
Municipal Bonds Transferred to Tender Option Bond Trusts	—	408,501,083	—	408,501,083
Short-Term Securities
Money Market Funds	6,399,617	—	—	6,399,617

	$6,399,617	$879,969,421	$—	$886,369,038

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$767,452	$—	$—	$767,452

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(201,888,461)	$—	$(201,888,461)
VRDP Shares at Liquidation Value	—	(166,500,000)	—	(166,500,000)

	$—	$(368,388,461)	$—	$(368,388,461)

See notes to financial statements.

26	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Guam — 0.1%

Utilities — 0.1%
Guam Government Waterworks Authority, RB, Series A, 5.00%, 01/01/50	$630	$743,358

New York — 125.8%

Corporate — 4.5%
New York Liberty Development Corp., Refunding RB, 5.25%, 10/01/35	12,210	16,158,079
New York State Environmental Facilities Corp., RB, AMT, 2.75%, 09/01/50(a)	1,160	1,204,995
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	635	759,616
AMT, 5.00%, 10/01/40	1,800	2,128,768
New York Transportation Development Corp., Refunding ARB
AMT, 2.25%, 08/01/26	2,195	2,203,920
AMT, 3.00%, 08/01/31	1,755	1,828,763

		24,284,141

County/City/Special District/School District — 28.8%
City of New York, GO
Series A-1, 5.00%, 08/01/47	2,725	3,329,939
Series F-1, 4.00%, 03/01/40	1,450	1,644,564
Series F-1, 5.00%, 03/01/50	2,730	3,306,251
Sub-Series A-1, 5.00%, 08/01/33	2,100	2,219,139
Sub-Series D-1, 5.00%, 08/01/31	1,300	1,374,548
Sub-Series D-1, 5.00%, 10/01/33	5,540	5,558,919
City of New York, Refunding GO
Series E, 5.50%, 08/01/25	5,435	5,798,362
Series E, 5.00%, 08/01/32	2,040	2,156,247
Series I, 5.00%, 08/01/22(b)	490	501,028
City of Yonkers New York, GO
Series B, (AGM, SAW), 4.00%, 02/15/36	205	235,351
Series B, (AGM, SAW), 4.00%, 02/15/37	325	372,809
Series B, (AGM, SAW), 4.00%, 02/15/38	355	406,351
Series B, (AGM, SAW), 3.00%, 02/15/39	325	341,106
County of Nassau New York, GO
Series A, 5.00%, 01/15/31	1,770	2,057,696
Series B, (AGM), 5.00%, 07/01/45	2,185	2,583,011
County of Nassau New York, Refunding GO, Series A, (AGM), 4.00%, 04/01/50	4,575	5,197,507
Erie County Industrial Development Agency, Refunding RB
Series A, (SAW), 5.00%, 05/01/28	750	850,713
Series A, (SAW), 5.00%, 05/01/29	4,060	4,602,465
Hudson Yards Infrastructure Corp. Refunding RB, 4.00%, 02/15/44	1,090	1,243,380
Hudson Yards Infrastructure Corp., Refunding RB
Series A, 5.00%, 02/15/39	800	923,571
Series A, 5.00%, 02/15/42	6,225	7,165,292
Series A, 4.00%, 02/15/44	2,685	2,922,255
Ithaca City School District, Refunding GO
(BAM, SAW), 2.00%, 06/15/33	450	438,500
(BAM, SAW), 2.00%, 06/15/34	880	848,519
Mahopac Central School District, Refunding GO, (SAW), 2.00%, 06/01/32	685	686,966
New York City Industrial Development Agency, RB, (AGC), 0.00%, 03/01/43(c)	4,330	2,332,775

Security	Par (000)	Value

County/City/Special District/School District (continued)
New York City Industrial Development Agency, RB, CAB, (AGC), 0.00%, 03/01/39(c)	$5,000	$3,125,380
New York City Industrial Development Agency, Refunding RB
3.00%, 03/01/49	2,215	2,217,873
Series A, AMT, 5.00%, 07/01/28	930	944,102
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 02/01/42	2,725	3,101,154
Series A-1, 5.00%, 11/01/38	1,000	1,064,671
Series A-2, 5.00%, 08/01/38	4,105	4,807,452
Sub-Series A-1, 5.00%, 08/01/40	1,025	1,212,439
Sub-Series A-3, 4.00%, 08/01/43	3,320	3,636,728
Sub-Series B-1, 5.00%, 11/01/35	2,510	2,718,558
Sub-Series B-1, 5.00%, 11/01/36	1,690	1,828,741
Sub-Series B-1, 5.00%, 11/01/38	4,000	4,518,168
Sub-Series E-1, 5.00%, 02/01/43	975	1,121,913
Sub-Series F-1, 5.00%, 05/01/42	7,175	8,297,493
New York Convention Center Development Corp., RB, CAB(c)
Series B, Sub Lien, 0.00%, 11/15/32	685	518,605
Series B, Sub Lien, 0.00%, 11/15/42	2,640	1,349,850
Series B, Sub Lien, 0.00%, 11/15/47	6,740	2,817,340
Series B, Sub Lien, 0.00%, 11/15/48	3,550	1,466,242
Series B, Sub Lien, (AGM-CR), 0.00%, 11/15/56	7,825	2,339,980
New York Convention Center Development Corp., Refunding RB
5.00%, 11/15/40	7,370	8,298,060
5.00%, 11/15/45	13,995	15,655,801
New York Liberty Development Corp., Refunding RB
Class 1, 4.00%, 09/15/35	1,090	1,093,636
Class 2, 5.00%, 09/15/43	3,725	3,739,706
Series 1, Class 1, 5.00%, 11/15/44(d)	6,110	6,573,285
Series A, 2.88%, 11/15/46	5,000	4,765,820
New York State Dormitory Authority, RB, Series A, 5.00%, 02/15/23(b)	6,500	6,786,581
South Glens Falls Central School District, Refunding GO
Series A, (SAW), 2.00%, 07/15/34	1,400	1,354,177
Series A, (SAW), 2.00%, 07/15/35	830	794,357
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	750	796,256

		156,041,632

Education — 14.4%
Albany Capital Resource Corp., Refunding RB
4.00%, 07/01/41	880	933,325
4.00%, 07/01/51	915	949,250
Series A, 5.00%, 12/01/31	250	272,283
Series A, 5.00%, 12/01/32	100	108,850
Series A, 4.00%, 12/01/34	110	115,188
Build NYC Resource Corp., RB, Series A, 4.00%, 06/15/56	530	551,590
Build NYC Resource Corp., Refunding RB
4.00%, 08/01/42	975	1,068,419
Series A, 5.00%, 06/01/43	525	564,833
Dutchess County Local Development Corp., RB
5.00%, 07/01/43	685	812,332
5.00%, 07/01/48	1,030	1,216,336

SCHEDULE OF INVESTMENTS	27

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Education (continued)
Dutchess County Local Development Corp., Refunding RB
5.00%, 07/01/42	$1,180	$1,367,229
4.00%, 07/01/46	2,235	2,412,522
Hempstead Town Local Development Corp., Refunding RB
5.00%, 07/01/47	1,645	1,910,237
Series A, 3.00%, 07/01/51	2,815	2,799,850
Madison County Capital Resource Corp., RB
Series B, 5.00%, 07/01/40	815	909,269
Series B, 5.00%, 07/01/43	2,940	3,274,293
Monroe County Industrial Development Corp., Refunding RB
Series A, 5.00%, 07/01/23(b)	1,440	1,524,355
Series A, 4.00%, 07/01/39	500	536,850
New York State Dormitory Authority, RB
1st Series, (AMBAC), 5.50%, 07/01/40	4,580	6,489,677
Series A, 5.00%, 07/01/46	300	359,438
Series A, 5.00%, 07/01/51	710	847,849
Series B, 5.00%, 07/01/22(b)	3,840	3,912,230
New York State Dormitory Authority, Refunding RB
5.00%, 07/01/44	2,130	2,303,838
Series A, 5.00%, 07/01/22(b)	10,220	10,411,768
Series A, 5.25%, 07/01/23(b)	12,930	13,732,785
Series A, 5.00%, 07/01/27(b)	2,490	2,934,998
Series A, 5.00%, 07/01/35	1,380	1,535,348
Series A, 4.00%, 07/01/37	240	256,999
Series A, 5.00%, 07/01/37	2,240	2,490,587
Series A, 5.00%, 07/01/38	1,475	1,719,344
Series A, 5.00%, 07/01/43	2,520	2,801,481
Troy Capital Resource Corp., Refunding RB
4.00%, 09/01/30	230	268,580
4.00%, 09/01/31	130	151,532
4.00%, 09/01/32	190	220,175
4.00%, 09/01/33	55	63,424
4.00%, 09/01/34	85	97,663
4.00%, 09/01/35	100	114,592
4.00%, 09/01/36	155	177,452
4.00%, 09/01/40	985	1,118,491
Trust for Cultural Resources of The City of New York, Refunding RB
Series A, 5.00%, 07/01/37	2,265	2,462,186
Series A, 5.00%, 07/01/41	825	891,884
Yonkers Economic Development Corp., Refunding RB
Series A, 5.00%, 10/15/40	380	434,254
Series A, 5.00%, 10/15/50	645	725,689

		77,849,275

Health — 4.9%
Dutchess County Local Development Corp., RB, Series B, 4.00%, 07/01/41	2,870	3,111,450
Dutchess County Local Development Corp., Refunding RB
Series B, 4.00%, 07/01/37	340	374,929
Series B, 4.00%, 07/01/38	360	395,915
Huntington Local Development Corp., RB, Series A, 5.25%, 07/01/56	285	307,437
Monroe County Industrial Development Corp., RB
4.00%, 12/01/41	855	923,680
5.00%, 12/01/46	1,280	1,451,601
Series A, 5.00%, 12/01/37	350	360,390

Security	Par (000)	Value

Health (continued)
Monroe County Industrial Development Corp., Refunding RB
3.00%, 12/01/40	$1,270	$1,306,605
4.00%, 12/01/46	2,910	3,241,798
Series A, 5.00%, 12/01/32	830	855,581
New York State Dormitory Authority, RB
Series C, 4.25%, 05/01/39	1,000	1,007,352
Series D, 4.25%, 05/01/39	300	302,206
New York State Dormitory Authority, Refunding RB
4.00%, 07/01/45	815	835,069
1st Series, 5.00%, 07/01/42	2,625	3,073,022
Series A, 5.00%, 05/01/32	3,525	3,922,313
Oneida County Local Development Corp., Refunding RB, (AGM), 3.00%, 12/01/44	3,070	3,145,863
Suffolk County Economic Development Corp., RB, Series C, 5.00%, 07/01/32	625	678,980
Westchester County Local Development Corp., Refunding RB, 5.00%, 07/01/46(d)	1,360	1,426,447

		26,720,638

Housing — 10.2%
New York City Housing Development Corp., RB, M/F Housing
4.00%, 11/01/43	790	825,973
Series A, (HUD SECT 8), 2.70%, 08/01/45	275	259,730
Series A, 2.90%, 11/01/50	900	892,224
Series B-1, 5.25%, 07/01/32	6,865	7,196,614
Series B-1, 5.00%, 07/01/33	1,675	1,745,700
Series D-1-B, 4.20%, 11/01/40	550	566,476
Series F-1, (FHA), 2.60%, 11/01/56	5,455	4,963,112
Series G-1, 3.90%, 05/01/45	550	558,484
Series H, 2.55%, 11/01/45	1,265	1,206,009
Series H, 2.60%, 11/01/50	2,175	2,001,777
Series I-1, (FHA), 2.55%, 11/01/45	3,820	3,578,320
Series I-1-A, 3.95%, 11/01/36	550	575,600
Series I-1-A, 4.05%, 11/01/41	550	575,269
New York City Housing Development Corp., Refunding RB, Series F-1-A, 3.30%, 11/01/46	560	564,354
New York City Housing Development Corp., Refunding RB, M/F Housing
Series B-1-A, 3.65%, 11/01/49	1,245	1,274,062
Series B-1-A, 3.75%, 11/01/54	1,725	1,769,260
New York State Housing Finance Agency, RB, M/F Housing
Series B, (FHLMC SONYMA, FNMA, GNMA), 4.00%, 11/01/42	1,045	1,090,696
Series D, (SONYMA), 3.80%, 11/01/49	2,050	2,118,482
Series E, (SONYMA), 3.80%, 11/01/49	1,130	1,167,749
Series H, 4.15%, 11/01/43	1,650	1,753,047
Series H, 4.20%, 11/01/48	1,095	1,154,830
Series I-1, (SONYMA), 2.75%, 11/01/46	820	780,547
Series J-1, (SONYMA HUD SECT 8), 3.00%, 11/01/61	825	767,733
Series J-1, (SONYMA HUD SECT 8), 3.10%, 05/01/66	1,090	1,031,477
Series M-1, (FHA), 2.65%, 11/01/54	765	686,015
Series P, 3.15%, 11/01/54	1,315	1,283,035
Series A, AMT, 4.65%, 11/15/38	1,500	1,502,979
State of New York Mortgage Agency, RB, S/F Housing
Series 225, 2.45%, 10/01/45	500	462,904
Series 239, (SONYMA), 2.70%, 10/01/47	1,635	1,576,447

28	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
State of New York Mortgage Agency, Refunding RB
Series 218, AMT, 3.60%, 04/01/33	$1,095	$1,143,180
Series 218, AMT, 3.85%, 04/01/38	175	179,692
State of New York Mortgage Agency, Refunding RB, S/F Housing
Series 190, 3.80%, 10/01/40	1,680	1,684,502
Series 231, 2.50%, 10/01/46	3,630	3,375,199
Series 194, AMT, 3.80%, 04/01/28	2,485	2,542,891
Yonkers Industrial Development Agency, RB, AMT, (SONYMA), 5.25%, 04/01/37	2,445	2,450,597

		55,304,966

State — 13.8%
County of Suffolk New York, Refunding GO, Catholic Health Services, (BAM), 2.00%, 06/15/34	3,955	3,746,548
New York City Transitional Finance Authority Building Aid Revenue, RB
Series S-1, Subordinate, (SAW), 5.00%, 07/15/37	2,000	2,209,696
Series S-3, Subordinate, (SAW), 5.25%, 07/15/36	1,910	2,310,395
New York City Transitional Finance Authority Building Aid Revenue, Refunding RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/38	6,070	6,795,323
New York Liberty Development Corp., Refunding RB, 2.75%, 11/15/41	3,300	3,210,062
New York State Dormitory Authority, RB Series 2015B-C, 5.00%, 03/15/37	2,000	2,248,198
Series A, 5.00%, 03/15/39	1,610	1,911,936
Series A, 5.00%, 03/15/41	8,550	9,902,918
Series A, 5.00%, 02/15/42	3,000	3,417,654
Series B, 5.00%, 03/15/37	1,000	1,004,693
Series B, 5.00%, 03/15/39	2,280	2,643,473
Series B, 5.00%, 03/15/42	7,500	7,534,095
Series C, 4.00%, 03/15/45	3,900	4,281,744
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/46	6,200	6,912,523
Series B, 5.00%, 02/15/37	2,130	2,496,104
Series B, 4.00%, 02/15/46	2,835	3,078,240
Series E, 5.00%, 03/15/41	3,335	4,005,745
New York State Urban Development Corp., RB, Series C, 5.00%, 03/15/32	2,000	2,087,830
Sales Tax Asset Receivable Corp., Refunding RB, Series A, 4.00%, 10/15/24(b)	3,835	4,132,124
Town of Oyster Bay New York, Refunding GO, Series A, (AGM), 2.00%, 03/01/35	465	439,991

		74,369,292

Tobacco — 2.8%
Chautauqua Tobacco Asset Securitization Corp., Refunding RB
4.75%, 06/01/39	2,190	2,286,417
5.00%, 06/01/48	820	854,026
New York Counties Tobacco Trust VI, Refunding RB
Series A-2-B, 5.00%, 06/01/45	2,460	2,682,632
Series A-2-B, 5.00%, 06/01/51	800	870,562
Series B, 5.00%, 06/01/41	655	720,931
Niagara Tobacco Asset Securitization Corp., Refunding RB
5.25%, 05/15/34	1,650	1,787,846

Security	Par (000)	Value

Tobacco (continued)
Niagara Tobacco Asset Securitization Corp., Refunding RB (continued)
5.25%, 05/15/40	$2,250	$2,408,632
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/35	310	351,831
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	2,910	3,075,273

		15,038,150

Transportation — 29.1%
Buffalo & Fort Erie Public Bridge Authority, RB
5.00%, 01/01/42	1,250	1,429,522
5.00%, 01/01/47	1,545	1,759,818
Metropolitan Transportation Authority, RB
Series A, 5.00%, 05/15/23(b)	1,000	1,053,756
Series A, 5.00%, 11/15/42	3,500	4,064,648
Series A-1, 5.25%, 11/15/23(b)	5,405	5,818,374
Series E, 5.00%, 11/15/38	7,785	8,222,354
Series H, 5.00%, 11/15/22(b)	930	961,970
Series H, 5.00%, 11/15/31	760	782,038
Sub-Series B-3, 5.00%, 11/15/23(b)	3,250	3,484,201
Metropolitan Transportation Authority, Refunding RB
Series A, 5.00%, 11/15/41	4,000	4,106,700
Series A, (AGM), 4.00%, 11/15/46	1,035	1,144,962
Series C-1, 4.75%, 11/15/45	1,795	2,051,014
Series C-1, 5.00%, 11/15/56	2,350	2,564,727
Sub-Series B-1, 5.00%, 11/15/31	3,465	3,698,364
Sub-Series B-1, 5.00%, 11/15/51	2,815	3,224,937
Sub-Series B-2, 4.00%, 11/15/34	3,000	3,362,448
MTA Hudson Rail Yards Trust Obligations, Refunding RB, Series A, 5.00%, 11/15/56	5,655	5,953,386
New York Liberty Development Corp., Refunding RB
Series 1, 4.00%, 02/15/43	3,255	3,628,202
Series 1, 2.75%, 02/15/44	3,405	3,268,994
Series1, 2.25%, 02/15/41	5,700	5,039,484
Series-A, 3.00%, 11/15/51	5,825	5,699,285
New York State Thruway Authority RB, 4.00%, 01/01/48	6,870	7,756,457
New York State Thruway Authority, RB
Series N, 5.00%, 01/01/35	550	670,993
Series A, Junior Lien, 5.00%, 01/01/41	2,110	2,357,309
New York State Thruway Authority, Refunding RB
3.00%, 01/01/51	5,025	5,094,918
Series J, 5.00%, 01/01/41	6,275	6,697,809
Series K, 5.00%, 01/01/29	2,225	2,463,128
Series K, 5.00%, 01/01/31	1,500	1,658,349
Series L, 5.00%, 01/01/34	840	990,065
Series L, 5.00%, 01/01/35	970	1,142,430
Series B, Subordinate, 3.00%, 01/01/53	250	248,276
Series B, Subordinate, 4.00%, 01/01/53	985	1,080,177
New York Transportation Development Corp., ARB
Series A, AMT, (AGM-CR), 4.00%, 07/01/41	1,575	1,632,546
Series A, AMT, 5.00%, 07/01/41	2,155	2,329,055
Series A, AMT, 5.00%, 07/01/46	1,735	1,868,965
Series A, AMT, 5.25%, 01/01/50	10,730	11,388,693
New York Transportation Development Corp., RB, AMT, 4.00%, 04/30/53	1,840	2,019,608

SCHEDULE OF INVESTMENTS	29

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Transportation (continued)
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/41	$275	$299,239
Series A, Class A, AMT, 4.00%, 12/01/42	275	297,788
Niagara Frontier Transportation Authority, Refunding ARB
AMT, 5.00%, 04/01/34	125	149,201
AMT, 5.00%, 04/01/35	110	131,036
AMT, 5.00%, 04/01/36	120	142,570
AMT, 5.00%, 04/01/37	140	165,888
AMT, 5.00%, 04/01/38	70	82,812
AMT, 5.00%, 04/01/39	95	112,302
Port Authority of New York & New Jersey, ARB, Consolidated, 220th Series, AMT, 4.00%, 11/01/59	5,895	6,364,784
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 183th Series, 4.00%, 06/15/44	1,500	1,562,644
Series 179, 5.00%, 12/01/38	1,390	1,481,509
178th Series, AMT, 5.00%, 12/01/43	750	796,574
195th Series, AMT, 5.00%, 04/01/36	1,500	1,719,009
Consolidated, 177th Series, AMT, 4.00%, 01/15/43	735	748,295
Consolidated, 186th Series, AMT, 5.00%, 10/15/44	1,000	1,083,717
Series 178th, AMT, 5.00%, 12/01/33	1,140	1,215,014
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,150	1,295,720
Series B, 5.00%, 11/15/40	1,010	1,140,750
Series B, 5.00%, 11/15/45	1,500	1,682,514
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/38	1,000	1,029,628
Series A, 5.25%, 11/15/45	1,460	1,634,254
Series A, 5.00%, 11/15/50	4,500	4,970,596
Series C, 5.00%, 11/15/37	1,050	1,275,327
Triborough Bridge & Tunnel Authority, Refunding RB, CAB, Series B, 0.00%, 11/15/32(c)	9,700	7,588,155

		157,687,288

Utilities — 17.3%
Long Island Power Authority, RB
5.00%, 09/01/35	2,000	2,398,818
5.00%, 09/01/36	975	1,146,071
5.00%, 09/01/37	3,825	4,581,769
5.00%, 09/01/42	335	391,768
5.00%, 09/01/47	1,075	1,252,478
Long Island Power Authority, Refunding RB
Series B, 5.00%, 09/01/41	590	676,617
Series B, 5.00%, 09/01/46	825	941,719
New York City Water & Sewer System, RB
3.00%, 06/15/50	2,750	2,783,445
Series DD-1, 4.00%, 06/15/49	1,365	1,503,876
Series DD-1, 3.00%, 06/15/50	970	986,403
Series CC-1, Subordinate, 3.00%, 06/15/51	2,730	2,767,742
Series CC-1, Subordinate, 4.00%, 06/15/51	5,455	6,167,985
New York City Water & Sewer System, Refunding RB
Series DD, 5.25%, 06/15/47	4,140	4,818,438
Series EE, 5.00%, 06/15/40	5,170	6,100,921
Series HH, 5.00%, 06/15/39	3,000	3,354,237
Sub-Series AA-1, 3.00%, 06/15/50	1,700	1,732,101
New York State Environmental Facilities Corp., RB
Series B, 5.00%, 09/15/40	1,195	1,326,482
Series B, 5.00%, 03/15/45	5,145	5,703,582

Security	Par (000)	Value

Utilities (continued)
New York State Environmental Facilities Corp., RB (continued)
Series B, Subordinate, 5.00%, 06/15/48	$1,345	$1,602,545
New York State Environmental Facilities Corp., Refunding RB
Series A, 5.00%, 06/15/40	4,275	4,780,361
Series A, 5.00%, 06/15/45	18,920	21,124,426
Suffolk County Water Authority RB, Series B, 3.00%, 06/01/45	5,500	5,673,976
Utility Debt Securitization Authority, Refunding RB, Series TE, Restructured, 5.00%, 12/15/41	9,960	10,642,569
Western Nassau County Water Authority, RB, Series A, 5.00%, 04/01/25(b)	1,185	1,326,623

		93,784,952

Total Municipal Bonds in New York		681,080,334

Puerto Rico — 4.9%

State — 4.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	724	792,174
Series A-1, Restructured, 5.00%, 07/01/58	1,042	1,159,350
Series A-2, Restructured, 4.33%, 07/01/40	1,378	1,495,819
Series A-2, Restructured, 4.78%, 07/01/58	123	135,059
Series B-1, Restructured, 4.75%, 07/01/53	746	818,031
Series B-1, Restructured, 5.00%, 07/01/58	9,024	10,028,127
Series B-2, Restructured, 4.33%, 07/01/40	7,120	7,716,335
Series B-2, Restructured, 4.78%, 07/01/58	722	793,325
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	10,522	3,403,036

Total Municipal Bonds in Puerto Rico		26,341,256

Total Municipal Bonds — 130.8% (Cost: $672,128,563)		708,164,948

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

New York — 24.4%

County/City/Special District/School District — 2.3%
City of New York, GO, Sub-Series I-1, 5.00%, 03/01/36	3,500	3,766,705
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series F-1, 5.00%, 05/01/38	4,123	4,805,347
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 09/15/40	3,645	3,661,704

		12,233,756

Education — 1.6%
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 07/01/50.	5,892	6,529,096
Trust for Cultural Resources of The City of New York, Refunding RB, Series A, 5.00%, 08/01/23(b)	1,981	2,103,487

		8,632,583

Housing — 3.5%
New York City Housing Development Corp., RB, M/F Housing, Series C-1A, 4.00%, 11/01/53	2,733	2,815,323

30	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
New York City Housing Development Corp., Refunding RB, Series A, 4.25%, 11/01/43	$4,370	$4,691,695
New York City Housing Development Corp., Refunding RB, M/F Housing, Series B-1-A, 3.85%, 05/01/58	2,625	2,698,869
New York State Housing Finance Agency, RB, M/F Housing, Series I, 4.05%, 11/01/48	5,457	5,706,497
New York State Housing Finance Agency, Refunding RB, Series C, 3.85%, 11/01/39	2,413	2,556,514
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 192, 3.80%, 10/01/31	441	447,968

		18,916,866

State — 4.6%
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/32	2,000	2,388,065
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/40(f)	3,549	4,226,137
New York State Urban Development Corp., Refunding RB, Series A, 5.00%, 03/15/45	1,001	1,113,658
Sales Tax Asset Receivable Corp., Refunding RB(b)
Series A, 4.00%, 10/15/24	8,000	8,619,816
Series A, 5.00%, 10/15/31	7,995	8,825,241

		25,172,917

Transportation — 8.2%
New York State Thruway Authority, Refunding RB, Subordinate, Series B, 4.00%, 01/01/45(f)	5,953	6,539,974
Port Authority of New York & New Jersey, ARB, AMT, Series 221, 4.00%, 07/15/60	2,805	3,046,721
Port Authority of New York & New Jersey, Refunding ARB
194th Series, 5.25%, 10/15/55	3,900	4,401,097
Consolidated, Series 211, 5.00%, 09/01/48	4,760	5,606,395
Triborough Bridge & Tunnel Authority, Refunding RB
Series A, 5.00%, 11/15/46	15,000	16,998,158
Series C-2, 5.00%, 11/15/42	6,675	7,920,175

		44,512,520

Utilities — 4.2%
New York City Water & Sewer System, Refunding RB, 5.00%, 06/15/38(f)	1,391	1,628,536
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	6,557	7,283,143
Utility Debt Securitization Authority, Refunding RB
Series A, Restructured, 5.00%, 12/15/35	3,500	4,034,037
Series B, 4.00%, 12/15/35	2,980	3,294,684
Series TE, Restructured, 5.00%, 12/15/41	5,998	6,409,252

		22,649,652

Total Municipal Bonds in New York		132,118,294

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 24.4% (Cost: $126,268,570)		132,118,294

Total Long-Term Investments — 155.2% (Cost: $798,397,133)		840,283,242

Security	Shares	Value

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Liquidity Funds New York Money Fund Portfolio, 0.01%(g)(h)	18,003,036	$18,003,036

Total Short-Term Securities — 3.3% (Cost: $18,003,036)		18,003,036

Total Investments — 158.5% (Cost: $816,400,169)		858,286,278

Other Assets Less Liabilities — 0.5%		2,356,356

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(71,796,898)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (45.7)%		(247,446,768)

Net Assets Applicable to Common Shares — 100.0%		$541,398,968

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par. (c) Zero-coupon bond.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between June 15, 2025 to January 1, 2028, is $7,277,776. See Note 4 of the Notes to Financial Statements for details.

(g)	Affiliate of the Fund.
(h)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

SCHEDULE OF INVESTMENTS	31

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds New York Money Fund Portfolio	$20,584,473	$—	$(2,581,437	)(a)	$—	$—	$18,003,036	18,003,036	$321	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	154	03/22/22	$19,707	$247,312
U.S. Long Bond	105	03/22/22	16,331	307,460
5-Year U.S. Treasury Note	229	03/31/22	27,301	254,028

				$808,800

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$808,800	$—	$808,800

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$395,317	$—	$395,317

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$1,793,301	$—	$1,793,301

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$53,769,696

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

32	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield New York Quality Fund, Inc. (MYN)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$708,164,948	$—	$708,164,948
Municipal Bonds Transferred to Tender Option Bond Trusts	—	132,118,294	—	132,118,294
Short-Term Securities
Money Market Funds	18,003,036	—	—	18,003,036

	$18,003,036	$840,283,242	$—	$858,286,278

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$808,800	$—	$—	$808,800

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(71,780,504)	$—	$(71,780,504)
VRDP Shares at Liquidation Value	—	(247,700,000)	—	(247,700,000)

	$—	$(319,480,504)	$—	$(319,480,504)

See notes to financial statements.

SCHEDULE OF INVESTMENTS	33

Schedule of Investments (unaudited) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.8%
Health Care Authority of the City of Huntsville, RB, Series B1, 4.00%, 06/01/45	$1,565	$1,735,342
Homewood Educational Building Authority, Refunding RB, Series A, 5.00%, 12/01/47	2,835	3,201,050
Tuscaloosa County Board of Education, ST, 5.00%, 02/01/43	2,485	2,884,956

		7,821,348

Arizona — 1.4%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	810	862,193
5.00%, 07/01/54	945	1,018,029
Series A, 5.00%, 07/01/39	1,480	1,540,482
Series A, 5.00%, 07/01/49	1,675	1,732,091
Series A, 5.00%, 07/01/54	1,290	1,332,260
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	2,545	2,579,327
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	1,620	1,688,398
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	630	714,284
5.00%, 07/01/54(a)	1,420	1,573,637
Series A, 5.00%, 09/01/42	435	511,218

		13,551,919

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,350	4,685,863

California — 9.4%
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	645	692,718
Series A-2, 4.00%, 08/01/47	4,150	3,883,973
California Health Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/23(b)	2,965	3,137,670
California State Public Works Board, RB, Series I, 5.00%, 11/01/38	5,040	5,365,534
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	4,030	4,054,784
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	430	359,083
CSCDA Community Improvement Authority, RB, M/F Housing(a)
3.13%, 06/01/57	2,310	1,841,234
4.00%, 06/01/58	3,425	3,228,857
4.00%, 12/01/58	2,720	2,549,478
Golden State Tobacco Securitization Corp., Refunding RB
0.00%, 06/01/66(c)	5,825	902,386
Series A-1, 5.00%, 06/01/22(b)	4,910	4,983,650
Series A-2, 5.00%, 06/01/22(b)	1,340	1,360,050
Grossmont Union High School District, GO, 0.00%, 08/01/31(c)	5,110	4,163,935
Long Beach Unified School District, GO, Series B, 0.00%, 08/01/34(c)	5,000	3,780,965

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(d)	$3,975	$4,470,062
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	1,160	1,334,445
Series A, AMT, 5.00%, 03/01/37	1,275	1,464,000
Norwalk-La Mirada Unified School District, Refunding GO, CAB, Series E, (AGC), 0.00%, 08/01/38(c)	7,620	4,585,609
Poway Unified School District, Refunding GO, CAB(c)
0.00%, 08/01/35	7,820	5,645,227
Series B, 0.00%, 08/01/36	10,000	6,987,110
Rio Hondo Community College District, GO, CAB(c)
Series C, 0.00%, 08/01/37	8,000	5,488,688
Series C, 0.00%, 08/01/38	12,940	8,598,772
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/51	2,050	2,224,955
San Diego Unified School District, GO, CAB, Series G, Election 2008, 0.00%, 01/01/24(b)(c)	8,765	4,470,525
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	3,485	2,867,472
State of California, GO, Series 2007-2, (NPFGC-IBC), 5.50%, 04/01/30	10	10,040
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(c)	6,545	4,316,735

		92,767,957

Colorado — 2.5%
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(a)	2,530	2,725,200
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(a)	3,365	3,631,175
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	7,500	8,856,630
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/36	1,500	1,685,412
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	5,655	5,923,301
STC Metropolitan District No.2, Refunding GO
Series A, 5.00%, 12/01/38	1,285	1,371,965
Series A, 5.00%, 12/01/49	1,000	1,062,136

		25,255,819

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	390	423,329

Florida — 10.0%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	4,535	4,852,010
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/55(a)	1,475	1,505,584
City of Jacksonville Florida, Refunding RB, Series A, 5.25%, 10/01/42	4,000	4,739,204
City Of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/42	2,965	3,452,149
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/39	1,100	602,065
Series A, 0.00%, 09/01/40	1,000	522,483
Series A, 0.00%, 09/01/41	1,280	638,068

34	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
City of Tampa Florida, RB, CAB(c) (continued)
Series A, 0.00%, 09/01/42	$1,150	$547,448
Series A, 0.00%, 09/01/45	2,000	830,382
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/40	3,000	3,338,547
Series A, AMT, 5.00%, 10/01/42	3,000	3,457,008
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	530	579,024
Series B, AMT, 5.00%, 10/01/40	6,500	7,508,943
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)	4,840	4,932,004
County of Miami-Dade Seaport Department, ARB(b)
Series A, 6.00%, 10/01/23	5,695	6,176,763
Series B, AMT, 6.00%, 10/01/23	3,685	3,994,197
Series B, AMT, 6.25%, 10/01/23	1,165	1,266,727
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	1,500	1,583,664
Series A, AMT, 5.00%, 08/01/29(e)	595	606,026
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	820	877,629
Greater Orlando Aviation Authority, ARB, Sub- Series A, AMT, 5.00%, 10/01/42	4,760	5,488,785
LT Ranch Community Development District, SAB
4.00%, 05/01/40	1,415	1,470,168
4.00%, 05/01/50	2,000	2,045,266
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	14,360	15,897,985
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	1,675	1,929,836
Miami-Dade County Seaport Department, Refunding RB, AMT, 4.00%, 10/01/46	4,500	5,002,911
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,550	1,683,360
5.00%, 08/01/47	4,590	4,976,056
Parker Road Community Development District, Refunding SAB
3.88%, 05/01/40	900	927,077
4.10%, 05/01/50	1,000	1,029,691
Town of Davie Florida, Refunding RB, 5.00%, 04/01/37	4,630	5,436,611
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	640	669,987
4.13%, 05/01/38	630	659,408

		99,227,066

Georgia — 0.5%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	1,405	1,577,866
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/43	1,105	1,283,266
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(b)	2,170	2,344,257

		5,205,389

Security	Par (000)	Value

Hawaii — 1.2%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/43	$2,385	$2,762,200
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.00%, 08/01/27	2,000	2,106,634
AMT, 5.00%, 08/01/28	1,775	1,868,798
State of Hawaii Department of Budget & Finance, Refunding RB, AMT, 4.00%, 03/01/37	5,275	5,667,344

		12,404,976

Illinois — 12.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	3,055	3,566,862
Series A, 5.00%, 12/01/38	1,240	1,445,554
Series A, 5.00%, 12/01/39	1,115	1,297,987
Series A, 5.00%, 12/01/40	2,250	2,612,970
Series A, 5.00%, 12/01/41	1,480	1,721,755
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	3,035	3,228,220
Chicago O’Hare International Airport, ARB
Series D, AMT, Senior Lien, 5.00%, 01/01/42	2,865	3,256,875
Series D, Senior Lien, 5.25%, 01/01/42	8,285	9,623,160
Cook County Community College District No. 508, GO, 5.13%, 12/01/38	3,250	3,413,693
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	615	623,445
Illinois Finance Authority, Refunding RB
4.00%, 08/15/40	1,770	1,990,990
Series C, 5.00%, 08/15/44	985	1,083,133
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/42	8,540	9,995,891
Series A, 4.00%, 01/01/46	2,875	3,251,303
Metropolitan Pier & Exposition Authority, RB, CAB(c)
Series A, (NPFGC), 0.00%, 12/15/33	20,000	14,345,160
Series A, (NPFGC), 0.00%, 12/15/34	41,880	29,165,902
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, (AGM), 0.00%, 06/15/44(c)	9,430	4,721,516
State of Illinois, GO
5.25%, 07/01/29	3,160	3,325,331
5.00%, 05/01/32	7,500	8,043,885
5.25%, 02/01/33	5,860	6,274,050
5.50%, 07/01/33	2,235	2,359,724
5.25%, 02/01/34	5,360	5,738,721
5.50%, 07/01/38	1,200	1,266,966

		122,353,093

Indiana — 0.4%
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/23(b)	3,825	4,038,329

Kentucky — 1.9%
Kentucky Economic Development Finance Authority, RB, Series A, 5.38%, 01/01/23(b)	1,000	1,041,318
Kentucky Public Energy Authority, RB, Series C-1, 4.00%, 12/01/49(e)	7,500	8,034,090
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.60%, 07/01/39(d)	8,225	9,798,780

		18,874,188

Louisiana — 1.8%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	670	790,530
Series B, (AGM), 5.00%, 12/01/35	895	1,054,455

SCHEDULE OF INVESTMENTS	35

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Jefferson Sales Tax District, RB (continued)
Series B, (AGM), 5.00%, 12/01/36	$805	$947,424
Series B, (AGM), 5.00%, 12/01/37	1,005	1,182,255
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A, Sub Lien, 5.00%, 02/01/24(b)	8,155	8,802,156
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	4,825	5,221,803

		17,998,623

Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	5,950	6,652,076
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	2,110	2,167,833
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/23(b)	3,495	3,681,182

		12,501,091

Michigan — 2.5%
Michigan State University, Refunding RB, Series B, 4.00%, 02/15/39	2,125	2,422,422
Michigan Strategic Fund, RB
AMT, (AGM), 4.25%, 12/31/38	2,000	2,258,008
AMT, 5.00%, 12/31/43	9,940	11,418,565
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 09/01/39	1,330	1,427,166
State of Michigan Trunk Line Revenue, RB, 4.00%, 11/15/46	5,000	5,731,550
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	1,080	1,157,400

		24,415,111

Nebraska — 0.7%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,825	6,989,946

Nevada — 0.2%
City of Las Vegas Nevada Special Improvement District No.814, SAB
4.00%, 06/01/39	380	401,989
4.00%, 06/01/44	1,060	1,114,657

		1,516,646

New Jersey — 11.0%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	590	668,236
Series WW, 5.25%, 06/15/25(b)	55	62,234
Series WW, 5.25%, 06/15/33	445	497,630
Series WW, 5.00%, 06/15/34	570	632,215
Series WW, 5.00%, 06/15/36	2,635	2,917,704
Series WW, 5.25%, 06/15/40	970	1,070,321
AMT, 5.13%, 01/01/34	1,930	2,059,156
AMT, 5.38%, 01/01/43	4,920	5,252,085
New Jersey Economic Development Authority, Refunding RB
Series N-1, (AMBAC), 5.50%, 09/01/24	6,325	7,001,377
Series N-1, (NPFGC), 5.50%, 09/01/28	1,685	2,057,990
New Jersey Higher Education Student Assistance Authority, RB, Series B, AMT, 3.50%, 12/01/39	4,255	4,517,040
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	410	410,366
1st Series, AMT, 5.50%, 12/01/26	590	590,515

Security	Par (000)	Value

New Jersey (continued)
New Jersey Higher Education Student Assistance Authority, Refunding RB (continued)
1st Series, AMT, 5.75%, 12/01/28	$65	$65,059
1st Series, AMT, 5.88%, 12/01/33	6,895	6,903,219
Series B, AMT, 3.25%, 12/01/39	7,670	7,987,921
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,645	2,681,467
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/29	2,145	2,436,909
Series A, (NPFGC), 5.75%, 06/15/25	4,000	4,570,180
Series A, 5.00%, 06/15/28	4,205	4,783,658
Series AA, 5.25%, 06/15/33	4,150	4,369,813
Series AA, 5.00%, 06/15/38	3,990	4,302,074
Series AA, 5.50%, 06/15/39	5,625	5,929,166
Series D, 5.00%, 06/15/32	1,825	2,002,096
New Jersey Transportation Trust Fund Authority, RB, CAB(c)
Series A, 0.00%, 12/15/35	10,000	6,602,320
Series C, (AGC-ICC AMBAC), 0.00%, 12/15/25	8,550	7,989,163
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	4,000	4,537,064
Series A, 5.25%, 06/01/46	11,035	12,711,393
Sub-Series B, 5.00%, 06/01/46	2,675	3,011,116

		108,619,487

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	540	590,335
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	1,040	1,152,711

		1,743,046

New York — 12.2%
City of New York, GO, Series C, 5.00%, 08/01/42	2,585	3,145,718
Metropolitan Transportation Authority, Refunding RB, Series A-1, 5.25%, 11/15/57	4,000	4,481,148
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
4.00%, 02/01/42	5,000	5,690,190
4.00%, 02/01/43	3,000	3,405,150
Series B-1, 4.00%, 08/01/45	4,000	4,530,644
Sub-Series E-1, 5.00%, 02/01/39	2,500	2,909,500
Sub-Series F-1, 5.00%, 05/01/39	3,360	3,920,236
Subordinate, 4.00%, 05/01/44	5,000	5,640,145
Series C, Subordinate, 4.00%, 05/01/45	6,500	7,322,126
Series C-3, Subordinate, 5.00%, 05/01/41	5,000	5,913,360
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	4,150	4,274,330
New York City Water & Sewer System, Refunding RB, 4.00%, 06/15/45	8,000	9,125,696
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	3,055	3,286,642
Series A, 2.88%, 11/15/46	10,550	10,055,880
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/45	4,550	5,102,375
New York State Dormitory Authority, Refunding RB
Series A, 4.00%, 03/15/41	6,250	7,090,062
Series A, 5.00%, 03/15/45	5,000	5,889,520
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/43	7,500	8,873,820

36	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	$8,300	$8,809,520
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,105	1,321,851
AMT, 5.00%, 10/01/40	3,115	3,683,952
Port Authority of New York & New Jersey, ARB
Consolidated, 218th Series, AMT, 5.00%, 11/01/44	2,500	2,921,333
Consolidated, 221st Series, AMT, 4.00%, 07/15/40	3,000	3,332,046

		120,725,244

Ohio — 4.4%
American Municipal Power, Inc., Refunding RB
Series A, 5.00%, 02/15/38	2,375	2,691,846
Series A, 5.00%, 02/15/41	4,000	4,486,456
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,065	14,311,009
County of Montgomery Ohio, RB, 5.45%, 11/13/23(b)	11,135	12,023,128
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	4,315	4,840,895
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	1,950	2,029,509
Series A-1, Junior Lien, 5.25%, 02/15/33	2,730	2,840,582

		43,223,425

Oregon — 0.3%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	395	463,032
Series A, 5.00%, 06/15/40	420	491,700
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,800	1,541,417

		2,496,149

Pennsylvania — 7.5%
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	255	278,312
4.00%, 07/01/51	150	162,901
Commonwealth Financing Authority, RB
5.00%, 06/01/34	2,180	2,572,463
Series B, 5.00%, 06/01/22(b)	3,305	3,354,155
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.00%, 12/31/34	7,115	8,049,520
AMT, 5.00%, 12/31/38	6,850	7,680,789
AMT, 5.00%, 06/30/42	8,805	9,792,569
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	5,000	5,474,555
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	8,075	8,808,775
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,775	1,953,677
Series A-1, 5.00%, 12/01/41	2,320	2,650,994
Series B, 5.00%, 12/01/40	4,920	5,533,253
Series C, 5.50%, 12/01/23(b)	1,565	1,693,026
Sub-Series B-1, 5.00%, 06/01/42	7,330	8,416,453

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB (continued) Series A, Subordinate, 5.00%, 12/01/44	$5,000	$5,923,465
Pennsylvania Turnpike Commission, Refunding RB, Series A-1, 5.00%, 12/01/40	2,165	2,414,614

		74,759,521

Puerto Rico — 4.5%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	1,334	1,459,613
Series A-1, Restructured, 5.00%, 07/01/58	2,007	2,233,028
Series A-2, Restructured, 4.33%, 07/01/40	2,372	2,574,806
Series A-2, Restructured, 4.78%, 07/01/58	214	234,981
Series B-1, Restructured, 4.75%, 07/01/53	1,302	1,427,716
Series B-1, Restructured, 5.00%, 07/01/58	15,757	17,510,329
Series B-2, Restructured, 4.33%, 07/01/40	12,433	13,474,326
Series B-2, Restructured, 4.78%, 07/01/58	1,261	1,385,572
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	13,457	4,352,276

		44,652,647

Rhode Island — 1.1%
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	3,000	3,182,694
Series B, 5.00%, 06/01/50	7,465	8,109,409

		11,292,103

South Carolina — 5.6%
South Carolina Jobs-Economic Development Authority, RB
5.00%, 01/01/40(a)	2,630	2,750,541
5.00%, 11/01/43	5,000	5,894,520
South Carolina Jobs-Economic Development Authority, RB, COP
5.00%, 04/01/44	285	319,904
4.00%, 04/01/49	270	287,910
5.00%, 04/01/49	765	850,270
4.00%, 04/01/54	580	617,988
5.00%, 04/01/54	1,385	1,535,757
South Carolina Ports Authority, ARB
AMT, 5.25%, 07/01/25(b)	6,530	7,408,082
AMT, 5.00%, 07/01/38	3,380	3,977,919
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	11,450	12,460,966
Series E, 5.50%, 12/01/53	4,525	4,847,737
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	5,870	6,259,187
Series B, (AGM-CR), 5.00%, 12/01/56	7,155	8,136,702

		55,347,483

Tennessee — 0.7%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	4,665	5,332,104
New Memphis Arena Public Building Authority, RB, CAB(c) 0.00%, 04/01/38	700	446,546

SCHEDULE OF INVESTMENTS	37

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee (continued)
New Memphis Arena Public Building Authority, RB, CAB(c) (continued)
0.00%, 04/01/39	$750	$464,571
0.00%, 04/01/40	750	447,657

		6,690,878

Texas — 11.9%
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(b)	11,345	11,614,228
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,295	1,300,079
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	710	811,214
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	690	787,429
City of Lubbock TX Electric Light & Power System Revenue, Refunding RB, 4.00%, 04/15/46	15,000	16,681,260
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	1,450	1,510,448
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, 5.00%, 02/01/42	7,450	8,573,780
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,745	2,935,808
Grand Parkway Transportation Corp., RB, Series A, 5.00%, 10/01/43	7,940	9,482,083
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(c)	9,685	4,811,992
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	5,810	3,290,976
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,385	1,459,973
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/39	9,080	10,767,936
Series B, 5.00%, 01/01/40	1,710	1,766,351
Series B, 5.00%, 01/01/43	12,355	14,169,641
San Antonio Public Facilities Corp., Refunding RB(c)
0.00%, 09/15/35	680	357,243
0.00%, 09/15/36	12,195	6,041,232
0.00%, 09/15/37	8,730	4,072,545
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/34	5,000	6,007,485
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	2,095	2,239,962
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	820	858,844
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	3,630	4,042,651
Texas Water Development Board, RB, Series B, 4.00%, 10/15/43	4,315	4,858,612

		118,441,772

Utah — 1.2%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/42	3,490	3,991,583
Series A, AMT, 5.00%, 07/01/43	3,190	3,705,421
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/37	3,475	4,068,527

Security	Par (000)	Value

Utah (continued)
Utah Charter School Finance Authority, RB(a)
Series A, 5.00%, 06/15/39	$190	$200,045
Series A, 5.00%, 06/15/49	380	394,728

		12,360,304

Vermont — 0.3%
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	2,710	2,705,965

Washington — 4.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/38	20,000	23,066,000
Series C, AMT, 5.00%, 04/01/40	2,830	3,081,358
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	3,510	4,255,692
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	1,000	1,019,029
Washington Health Care Facilities Authority, Refunding RB, Series B, 4.00%, 08/15/41	9,000	9,746,208

		41,168,287

Wisconsin — 3.7%
Public Finance Authority, RB
4.25%, 06/15/31(a)	270	270,912
5.00%, 06/15/41(a)	895	919,215
5.00%, 06/15/51(a)	590	593,043
5.00%, 10/15/51(a)	650	695,296
Series A, 5.00%, 11/15/41	450	532,383
Series A-1, 5.00%, 01/01/55(a)	1,640	1,761,590
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/39	100	106,557
5.00%, 09/01/49	145	153,019
5.00%, 09/01/54	660	696,510
University of Wisconsin Hospitals & Clinics Refunding RB, 4.00%, 04/01/46	7,000	7,963,291
Wisconsin Health & Educational Facilities Authority, RB, 4.00%, 08/15/46	3,000	3,325,821
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	7,350	8,822,161
Series A, 5.00%, 11/15/36	4,815	5,461,847
Series A, 5.00%, 11/15/39	5,000	5,648,945

		36,950,590

Total Municipal Bonds — 116.1% (Cost: $1,056,419,210)		1,151,207,594

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 1.0%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	8,500	9,871,624

California — 4.5%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(g)	7,074	8,442,685
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/45	14,215	16,641,423

38	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.25%, 10/01/39	$3,000	$3,443,872
University of California, Refunding RB, Series Q, 5.00%, 05/15/46	13,395	16,516,325

		45,044,305

Colorado — 0.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43(g)	5,833	7,013,831

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,932	4,443,563

District of Columbia — 0.7%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	6,880	7,051,436

Florida — 3.1%
City of Miami Beach Florida Stormwater Revenue, Refunding RB, 5.00%, 09/01/41	10,000	11,720,000
City of Miami Beach Florida, RB, 5.00%, 09/01/45	8,760	9,699,153
Pinellas County School Board, COP, Series A, 5.00%, 07/01/41	7,880	9,147,147

		30,566,300

Illinois — 5.5%
Illinois Finance Authority, Refunding RB, 5.00%, 02/15/41	10,000	11,590,983
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,836	6,032,446
Series A, 5.00%, 01/01/40	7,621	8,453,399
Series A, 5.00%, 01/01/44	12,000	14,466,116
Series B, 5.00%, 01/01/40	2,939	3,293,755
Series C, 5.00%, 01/01/36	10,000	11,003,676

		54,840,375

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/47(b)	13,470	15,928,864

Massachusetts — 2.9%
Commonwealth of Massachusetts, GO
Series A, 5.00%, 03/01/46	4,204	4,511,432
Series E, 5.25%, 09/01/43	20,000	24,315,930

		28,827,362

Michigan — 2.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	5,591	6,216,452
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 04/15/38	10,000	11,261,788
Series I, 5.00%, 10/15/45	2,410	2,702,303

		20,180,543

Security	Par (000)	Value

Nevada — 2.3%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/43	$9,730	$11,503,700
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	9,840	11,150,956

		22,654,656

New Jersey — 1.5%
Garden State Preservation Trust, RB, Series A, (AGM), 5.75%, 11/01/28	10,000	11,794,701
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	2,320	2,650,841

		14,445,542

New York — 7.8%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	9,850	10,672,490
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(b)	7,294	7,675,594
Series CC, 5.00%, 06/15/47	8,227	8,656,513
Series DD, 5.00%, 06/15/35	4,740	5,155,580
New York City Water Financing Authority, RB, 4.00%, 06/15/45	12,085	13,785,506
New York State Dormitory Authority, RB, Series A, 5.00%, 03/15/39	7,622	8,836,680
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	14,280	14,865,376
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	6,402	7,379,792

		77,027,531

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	15,000	15,668,310
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,560	2,831,814

		18,500,124

Texas — 2.5%
Aldine Independent School District, Refunding GO, (PSF-GTD), 5.00%, 02/15/42	9,701	11,236,349
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	1,798	1,893,264
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	9,840	11,256,281

		24,385,894

Virginia — 1.4%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 07/01/57	11,740	14,106,623

SCHEDULE OF INVESTMENTS	39

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	$8,205	$10,038,279

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB Series A, 5.00%, 11/15/39	12,650	14,291,834
Series A, 5.00%, 04/01/42	2,490	2,551,722

		16,843,556

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 42.5% (Cost: $401,939,486)		421,770,408

Total Long-Term Investments — 158.6% (Cost: $1,458,358,696)		1,572,978,002

	Shares

Short-Term Securities

Money Market Funds — 1.3%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	12,494,743	12,494,743

Total Short-Term Securities — 1.3% (Cost: $12,495,932)		12,494,743

Total Investments — 159.9% (Cost: $1,470,854,628)		1,585,472,745

Other Assets Less Liabilities — 0.1%		1,187,796

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.1)%		(238,958,461)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (35.9)%		(356,079,051)

Net Assets Applicable to Common Shares — 100.0%		$991,623,029

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between January 1, 2026 to June 1, 2026, is $7,980,986. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Fund.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended January 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/22	Shares Held at 01/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$2,428,104	$10,067,761	(a)	$—	$67	$(1,189)	$12,494,743	12,494,743	$935	$—

(a)	Represents net amount purchased (sold).

40	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	259	03/22/22	$33,144	$281,659
U.S. Long Bond	147	03/22/22	22,863	410,465
5-Year U.S. Treasury Note	233	03/31/22	27,778	279,817

				$971,941

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$971,941	$—	$971,941

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(130,197)	$—	$(130,197)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$4,598,790	$—	$4,598,790

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$102,177,934

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,151,207,594	$—	$1,151,207,594
Municipal Bonds Transferred to Tender Option Bond Trusts	—	421,770,408	—	421,770,408

SCHEDULE OF INVESTMENTS	41

Schedule of Investments (unaudited) (continued) January 31, 2022	BlackRock MuniYield Quality Fund III, Inc. (MYI)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$12,494,743	$—	$—	$12,494,743

	$12,494,743	$1,572,978,002	$—	$1,585,472,745

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$971,941	$—	$—	$971,941

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(238,899,415)	$—	$(238,899,415)
VRDP Shares at Liquidation Value	—	(356,400,000)	—	(356,400,000)

	$—	$(595,299,415)	$—	$(595,299,415)

See notes to financial statements.

42	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Assets and Liabilities  (unaudited)

January 31, 2022

	MUE	MCA	MYN	MYI

ASSETS
Investments, at value — unaffiliated(a)	$482,353,394	$879,969,421	$840,283,242	$1,572,978,002
Investments, at value — affiliated(b)	12,070,713	6,399,617	18,003,036	12,494,743
Cash pledged for futures contracts	—	657,000	819,000	1,130,000
Receivables:
Investments sold	5,048	—	—	—
Dividends — affiliated	46	28	89	55
Interest — unaffiliated	4,462,622	10,070,971	7,515,701	14,470,086
Variation margin on futures contracts	—	19,906	22,969	32,156
Prepaid expenses	6,692	92,151	230,584	316,939

Total assets	498,898,515	897,209,094	866,874,621	1,601,421,981

ACCRUED LIABILITIES
Bank overdraft	—	—	—	91,988
Payables:
Investments purchased	5,591,270	84,785	3,165,796	9,425,980
Accounting services fees	35,770	52,551	52,808	75,548
Custodian fees	3,740	6,730	3,810	6,197
Income dividend distributions — Common Shares	1,182,762	1,926,720	2,038,709	3,509,760
Interest expense and fees	14,101	56,359	16,394	59,046
Investment advisory fees	225,350	385,154	384,463	691,049
Directors’ and Officer’s fees	3,049	288,760	303,248	524,940
Other accrued expenses	5,420	127,425	186,449	268,994
Professional fees	27,309	55,607	63,332	111,653
Reorganization costs	—	244,440	—	—
Transfer agent fees	15,871	16,153	18,468	38,545
Variation margin on futures contracts	—	9,675	14,904	16,786

Total accrued liabilities	7,104,642	3,254,359	6,248,381	14,820,486

OTHER LIABILITIES
TOB Trust Certificates	55,971,131	201,888,461	71,780,504	238,899,415
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	166,245,965	247,446,768	356,079,051
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	131,000,000	—	—	—

Total other liabilities	186,971,131	368,134,426	319,227,272	594,978,466

Total liabilities	194,075,773	371,388,785	325,475,653	609,798,952

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$304,822,742	$525,820,309	$541,398,968	$991,623,029

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$290,790,013	$492,984,491	$523,125,295	$885,309,306
Accumulated earnings	14,032,729	32,835,818	18,273,673	106,313,723

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$304,822,742	$525,820,309	$541,398,968	$991,623,029

Net asset value per Common Share	$13.53	$15.28	$13.68	$14.55

(a) Investments, at cost — unaffiliated	$456,338,238	$838,268,596	$798,397,133	$1,458,358,696
(b) Investments, at cost — affiliated	$12,071,919	$6,399,617	$18,003,036	$12,495,932
(c) Preferred Shares outstanding	1,310	1,665	2,477	3,564
(d) Preferred Shares authorized	9,490	12,665	14,637	26,364
(e) Par value per Preferred Share	$0.10	$0.10	$0.10	$0.10
(f) Common Shares outstanding	22,525,806	34,405,717	39,586,584	68,150,681
(g) Common Shares authorized	199,990,510	199,987,335	199,985,363	199,973,636
(h) Par value per Common Share	$0.10	$0.10	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	43

Statements of Operations  (unaudited)

Six Months Ended January 31, 2022

	MUE	MCA	MYN	MYI

INVESTMENT INCOME
Dividends — affiliated	$283	$2,756	$321	$935
Interest — unaffiliated	9,003,360	14,722,281	14,744,481	27,867,517

Total investment income	9,003,643	14,725,037	14,744,802	27,868,452

EXPENSES
Investment advisory	1,420,840	2,311,789	2,309,733	4,142,863
Accounting services	43,130	63,622	63,432	92,126
Professional	37,311	48,997	54,122	78,497
Transfer agent	14,683	15,694	17,409	31,068
Directors and Officer	10,231	15,105	15,389	27,667
Registration	4,274	6,033	6,940	11,942
Custodian	3,284	3,241	5,652	8,212
Liquidity fees	—	683,896	1,017,424	1,463,908
Remarketing fees on Preferred Shares	—	42,744	63,589	91,494
Reorganization	—	315,829	—	—
Miscellaneous	37,396	38,866	40,585	43,462

Total expenses excluding interest expense, fees and amortization of offering costs	1,571,149	3,545,816	3,594,275	5,991,239
Interest expense, fees and amortization of offering costs(a)	864,118	776,666	490,689	1,094,619

Total expenses	2,435,267	4,322,482	4,084,964	7,085,858
Less:
Fees waived and/or reimbursed by the Manager	(59,711)	(35,410)	—	(1,067)

Total expenses after fees waived and/or reimbursed	2,375,556	4,287,072	4,084,964	7,084,791

Net investment income	6,628,087	10,437,965	10,659,838	20,783,661

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	129,921	(303,736)	(56,757)	1,213,293
Investments — affiliated	(293)	(2,544)	—	67
Futures contracts	452,821	41,572	395,317	(130,197)

	582,449	(264,708)	338,560	1,083,163

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(22,088,978)	(42,605,600)	(42,381,407)	(79,796,260)
Investments — affiliated	(1,206)	—	—	(1,189)
Futures contracts	335,861	2,620,831	1,793,301	4,598,790

	(21,754,323)	(39,984,769)	(40,588,106)	(75,198,659)

Net realized and unrealized loss	(21,171,874)	(40,249,477)	(40,249,546)	(74,115,496)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(14,543,787)	$(29,811,512)	$(29,589,708)	$(53,331,835)

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

44	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	MUE		MCA
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,628,087	$14,544,622	$10,437,965	$23,262,636
Net realized gain (loss)	582,449	853,680	(264,708)	2,724,461
Net change in unrealized appreciation (depreciation)	(21,754,323)	5,611,331	(39,984,769)	9,927,273

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(14,543,787)	21,009,633	(29,811,512)	35,914,370

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,095,585)	(13,705,458)	(11,560,321)	(21,985,253)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	72,596	—	—	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(21,566,776)	7,304,175	(41,371,833)	13,929,117
Beginning of period	326,389,518	319,085,343	567,192,142	553,263,025

End of period	$304,822,742	$326,389,518	$525,820,309	$567,192,142

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	45

Statements of Changes in Net Assets  (continued)

	MYN		MYI
	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21	Six Months Ended 01/31/22 (unaudited)	Year Ended 07/31/21

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$10,659,838	$23,929,931	$20,783,661	$43,785,860
Net realized gain	338,560	338,529	1,083,163	5,148,927
Net change in unrealized appreciation (depreciation)	(40,588,106)	8,165,370	(75,198,659)	33,726,183

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(29,589,708)	32,433,830	(53,331,835)	82,660,970

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(12,232,254)	(24,068,643)	(21,058,560)	(41,163,011)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(41,821,962)	8,365,187	(74,390,395)	41,497,959
Beginning of period	583,220,930	574,855,743	1,066,013,424	1,024,515,465

End of period	$541,398,968	$583,220,930	$991,623,029	$1,066,013,424

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

46	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows  (unaudited)

Six Months Ended January 31, 2022

	MUE	MCA	MYN	MYI

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(14,543,787)	$(29,811,512)	$(29,589,708)	$(53,331,835)
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	61,548,085	93,420,368	89,392,722	103,947,798
Purchases of long-term investments	(47,795,995)	(98,967,792)	(63,860,808)	(101,730,763)
Net proceeds from sales (purchases) of short-term securities	(12,072,213)	(5,512,286)	2,581,437	(10,067,761)
Amortization of premium and accretion of discount on investments and other fees	1,701,959	3,312,488	2,892,862	3,104,982
Net realized (gain) loss on investments	(129,628)	306,280	56,757	(1,213,360)
Net unrealized depreciation on investments	22,090,184	42,605,600	42,381,407	79,797,449
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(41)	(22)	18	(40)
Interest — unaffiliated	398,304	696,304	479,016	784,685
Variation margin on futures contracts	—	(19,906)	(22,969)	(32,156)
Prepaid expenses	2,889	(10,110)	(36,114)	(67,698)
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(42,807)	(62,874)	(64,345)	(89,824)
Custodian fees	(3,606)	(8,755)	(4,251)	(7,109)
Interest expense and fees	2,615	7,420	(4,064)	4,898
Investment advisory fees	(8,938)	(9,510)	(12,435)	(13,702)
Directors’ and Officer’s fees	833	(78,755)	(82,653)	(142,716)
Other accrued expenses	(5,571)	(8,528)	(8,283)	(8,778)
Professional fees	(17,835)	(6,125)	(6,300)	6,802
Reorganization costs	—	244,440	—	—
Transfer agent fees	(3,560)	(3,468)	(3,356)	(7,156)
Variation margin on futures contracts	(33,723)	(193,891)	(171,112)	(344,388)

Net cash provided by operating activities	11,087,165	5,899,366	43,917,821	20,589,328

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(7,022,567)	(11,560,321)	(12,232,254)	(21,058,560)
Repayments of TOB Trust Certificates	(7,210,779)	—	(33,568,602)	(8,332,884)
Repayments of Loan for TOB Trust Certificates	—	—	(1,776,489)	—
Proceeds from TOB Trust Certificates	3,331,436	5,338,297	1,776,489	8,054,998
Proceeds from Loan for TOB Trust Certificates	—	—	1,776,489	—
Increase (decrease) in bank overdraft	(341,255)	—	—	91,988
Amortization of deferred offering costs	—	11,148	40,661	66,290

Net cash used for financing activities	(11,243,165)	(6,210,876)	(43,983,706)	(21,178,168)

CASH
Net decrease in restricted and unrestricted cash	(156,000)	(311,510)	(65,885)	(588,840)
Restricted and unrestricted cash at beginning of period	156,000	968,510	884,885	1,718,840

Restricted and unrestricted cash at end of period	$—	$657,000	$819,000	$1,130,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$861,503	$758,098	$454,092	$1,023,431

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$72,596	$—	$—	$—

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	657,000	819,000	1,130,000

	$—	$657,000	$819,000	$1,130,000

See notes to financial statements.

FINANCIAL STATEMENTS	47

Financial Highlights

(For a share outstanding throughout each period)

	MUE
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$14.49		$14.17	$13.92	$13.55	$14.19	$15.08

Net investment income(a)	0.29		0.65	0.59	0.57	0.69	0.75
Net realized and unrealized gain (loss)	(0.93)		0.28	0.20	0.40	(0.61)	(0.87)

Net increase (decrease) from investment operations	(0.64)		0.93	0.79	0.97	0.08	(0.12)

Distributions to Common Shareholders from net investment income(b)	(0.32)		(0.61)	(0.54)	(0.60)	(0.72)	(0.77)

Net asset value, end of period	$13.53		$14.49	$14.17	$13.92	$13.55	$14.19

Market price, end of period	$12.68		$14.41	$13.12	$12.67	$12.36	$14.17

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.46	)%(d)	6.97%	6.25%	7.96%	0.87%	(0.50)%

Based on market price	(9.97	)%(d)	14.89%	8.08%	7.72%	(7.85)%	0.29%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.51	%(f)	1.51%	2.07%	2.48%	2.24%	1.96%

Total expenses after fees waived and/or reimbursed	1.48	%(f)	1.48%	2.03%	2.45%	2.20%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense and fees(g)	0.94	%(f)	0.93%	0.95%	0.95%	0.95%	0.95%

Net investment income to Common Shareholders	4.12	%(f)	4.55%	4.29%	4.23%	4.96%	5.21%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$304,823		$326,390	$319,085	$313,406	$305,267	$319,413

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$131,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$332,689		$349,152	$343,577	$339,241	$333,028	$343,826

Borrowings outstanding, end of period (000)	$55,971		$59,850	$60,976	$58,458	$48,546	$62,841

Portfolio turnover rate	11%		7%	18%	26%	21%	19%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

48	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MCA
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$16.49		$16.08	$15.79	$15.27	$15.73	$16.77

Net investment income(a)	0.30		0.68	0.60	0.60	0.67	0.73
Net realized and unrealized gain (loss)	(1.17)		0.37	0.26	0.58	(0.45)	(0.94)

Net increase (decrease) from investment operations	(0.87)		1.05	0.86	1.18	0.22	(0.21)

Distributions to Common Shareholders(b)
From net investment income	(0.34)		(0.64)	(0.57)	(0.62)	(0.68)	(0.78)
From net realized gain	—		—	—	(0.04)	—	(0.05)

Total distributions to Common Shareholders	(0.34)		(0.64)	(0.57)	(0.66)	(0.68)	(0.83)

Net asset value, end of period	$15.28		$16.49	$16.08	$15.79	$15.27	$15.73

Market price, end of period	$14.29		$15.83	$14.74	$14.29	$13.30	$15.18

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.30	)%(d)	7.00%	5.98%	8.64%	1.86%	(0.92)%

Based on market price	(7.74	)%(d)	12.06%	7.35%	12.87%	(8.07)%	(4.26)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.55	%(f)(g)	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed	1.53	%(f)(g)	1.46%	2.12%	2.62%	2.22%	1.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(h)(i)	1.26	%(f)(g)	1.17%	1.15%	0.97%	0.93%	0.92%

Net investment income to Common Shareholders	3.74	%(g)	4.19%	3.83%	3.96%	4.33%	4.64%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$525,820		$567,192	$553,263	$543,186	$525,532	$541,303

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$166,500		$166,500	$166,500	$166,500	$166,500	$166,500

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$415,808		$440,656	$432,290	$426,238	$415,635	$425,107

Borrowings outstanding, end of period (000)	$201,888		$196,550	$199,050	$202,702	$214,550	$195,488

Portfolio turnover rate	10%		8%	21%	27%	25%	37%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and total expenses after fees waived and excluding interest expense, fees, and amortization of offering cost would have been 1.44%, 1.43% and 1.16%, respectively.

(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/22 (unaudited)	Year Ended July 31,
		2021	2020	2019	2018	2017

Expense ratios	1.00%	0.91%	0.91%	0.97%	0.93%	0.92%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	49

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYN
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$14.73		$14.52	$14.38	$13.74	$14.25	$15.07

Net investment income(a)	0.27		0.60	0.56	0.52	0.58	0.64
Net realized and unrealized gain (loss)	(1.01)		0.22	0.10	0.63	(0.50)	(0.81)

Net increase (decrease) from investment operations	(0.74)		0.82	0.66	1.15	0.08	(0.17)

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.61)	(0.52)	(0.51)	(0.59)	(0.65)

Net asset value, end of period	$13.68		$14.73	$14.52	$14.38	$13.74	$14.25

Market price, end of period	$13.17		$14.56	$13.26	$13.19	$11.89	$13.26

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(5.06	)%(d)	6.10%	5.11%	9.15%	1.07%	(0.69)%

Based on market price	(7.53	)%(d)	14.84%	4.65%	15.69%	(6.00)%	(3.29)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.43	%(f)	1.47%	2.05%	2.45%	2.19%	1.93%

Total expenses after fees waived and/or reimbursed	1.43	%(f)	1.47%	2.05%	2.45%	2.19%	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	1.25	%(f)	1.27%	1.21%	1.08%	0.91%	0.92%

Net investment income to Common Shareholders	3.72	%(f)	4.17%	3.91%	3.80%	4.11%	4.52%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$541,399		$583,221	$574,856	$569,102	$543,772	$564,202

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$247,700		$247,700	$247,700	$247,700	$247,700	$247,700

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$318,570		$335,455	$332,077	$329,755	$319,528	$327,776

Borrowings outstanding, end of period (000)	$71,781		$103,573	$111,089	$104,473	$113,020	$113,374

Portfolio turnover rate	7%		11%	11%	19%	14%	13%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/22 (unaudited)	Year Ended July 31,
		2021	2020	2019	2018	2017

Expense ratios	0.87%	0.90%	0.89%	1.08%	0.91%	0.92%

See notes to financial statements.

50	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MYI
	Six Months Ended 01/31/22 (unaudited)		Year Ended July 31,
			2021	2020	2019	2018	2017

Net asset value, beginning of period	$15.64		$15.03	$14.81	$13.98	$14.48	$15.49

Net investment income(a)	0.30		0.64	0.58	0.58	0.68	0.77
Net realized and unrealized gain (loss)	(1.08)		0.57	0.17	0.85	(0.44)	(0.96)

Net increase (decrease) from investment operations	(0.78)		1.21	0.75	1.43	0.24	(0.19)

Distributions to Common Shareholders from net investment income(b)	(0.31)		(0.60)	(0.53)	(0.60)	(0.74)	(0.82)

Net asset value, end of period	$14.55		$15.64	$15.03	$14.81	$13.98	$14.48

Market price, end of period	$13.52		$15.12	$13.55	$13.44	$12.46	$14.66

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(4.97	)%(d)	8.55%	5.61%	11.11%	2.02%	(1.02)%

Based on market price	(8.66	)%(d)	16.40%	4.92%	13.13%	(10.18)%	(0.69)%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	1.35	%(f)	1.37%	1.95%	2.40%	2.11%	1.85%

Total expenses after fees waived and/or reimbursed.	1.35	%(f)	1.37%	1.95%	2.40%	2.11%	1.84%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(g)(h)	1.14	%(f)	1.15%	1.12%	1.03%	0.89%	0.89%

Net investment income to Common Shareholders	3.96	%(f)	4.22%	3.93%	4.16%	4.79%	5.30%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$991,623		$1,066,013	$1,024,515	$1,009,375	$952,810	$985,594

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$356,400		$356,400	$356,400	$356,400	$356,400	$356,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$378,233		$399,106	$387,462	$383,214	$367,343	$376,541

Borrowings outstanding, end of period (000)	$238,899		$239,177	$233,968	$246,471	$261,702	$252,930

Portfolio turnover rate	6%		5%	18%	23%	22%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Aggregate total return.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Six Months Ended 01/31/22 (unaudited)	Year Ended July 31,
		2021	2020	2019	2018	2017

Expense ratios	0.84%	0.85%	0.86%	1.03%	0.89%	0.89%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	51

Notes to Financial Statements  (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified
BlackRock MuniYield California Quality Fund, Inc.	MCA	Maryland	Diversified
BlackRock MuniYield New York Quality Fund, Inc.	MYN	Maryland	Non-diversified
BlackRock MuniYield Quality Fund III, Inc	MYI	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

On September 24, 2021, the Board of the BlackRock MuniYield California Fund, Inc. (MYC) and BlackRock MuniYield California Quality Fund, Inc. (MCA) each approved the reorganization of MYC and MCA into BlackRock MuniHoldings California Quality Fund, Inc. (MUC). The reorganization was approved by each Fund’s shareholders and is expected to occur during the second quarter of 2022, subject to the satisfaction of customary closing conditions.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

52	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Municipal Bonds Transferred to TOB Trusts: The Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party

NOTES TO FINANCIAL STATEMENTS	53

Notes to Financial Statements  (unaudited) (continued)

investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MCA’s, MYN’s and MYI’s management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations.

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total
MUE	$27,971	$117,604	$45,323	$190,898
MCA	82,650	441,459	141,190	665,299
MYN	37,151	189,064	62,231	288,446
MYI	106,894	518,317	152,661	777,872

For the six months ended January 31, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts(a)	Liability for TOB Trust Certificates(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MUE	$98,949,572	$55,971,131	0.08% — 0.20%	$60,229,926	0.63%
MCA	408,501,083	201,888,461	0.08 — 0.16	198,581,038	0.66
MYN	132,118,294	71,780,504	0.07 — 0.14	89,809,762	0.64
MYI	421,770,408	238,899,415	0.08 — 0.21	241,514,134	0.64

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at January 31, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at January 31, 2022.

54	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

For the six months ended January 31, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans
MYN	$—	—%	$67,584	0.78%

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	MUE	MCA	MYN	MYI
Investment advisory fees	0.55%	0.50%	0.50%	0.50%

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Expense Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager
MUE	$585
MCA	4
MYN	—
MYI	1,067

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the six months ended January 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

NOTES TO FINANCIAL STATEMENTS	55

Notes to Financial Statements  (unaudited) (continued)

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2022 the waiver was $59,126.

The Manager reimbursed MCA $35,406 for reorganization costs.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales
MUE	$53,387,265	$61,553,133
MCA	99,052,577	93,420,368
MYN	63,057,366	89,392,722
MYI	111,156,743	103,947,798

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of January 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of July 31, 2021, the Funds had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Fund Name	Non-Expiring
MUE	$13,345,042
MCA	11,843,149
MYN	26,278,679
MYI	17,018,768

As of January 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
MUE	$412,983,423	$28,450,471	$(2,980,918)	$25,469,553
MCA	642,991,170	48,650,633	(6,393,774)	42,256,859
MYN	744,163,729	49,566,787	(6,415,942)	43,150,845
MYI	1,232,253,556	121,423,987	(6,132,272)	115,291,715

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

56	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

NOTES TO FINANCIAL STATEMENTS	57

Notes to Financial Statements  (unaudited) (continued)

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Fund Name	Six Months Ended 01/31/22	Year Ended 07/31/21
MUE	5,047	—

For the six months ended January 31, 2022 and the year ended July 31, 2021, shares issued and outstanding remained constant for MCA, MYN and MYI.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Funds will purchase shares in any particular amounts. For the six months ended January 31, 2022, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MCA, MYN and MYI (for purposes of this section, each a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MCA	04/21/11	1,665	$166,500,000	05/01/41
MYN	04/21/11	2,477	247,700,000	05/01/41
MYI	05/19/11	3,564	356,400,000	06/01/41

58	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MCA	MYN	MYI
Expiration date	07/02/22	07/02/22	07/02/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings	Fitch Ratings, Inc. Short-Term Ratings	S&P Global Short-Term Ratings
MCA	Aa2	AA	F1+	A-1+
MYN	Aa2	AA	F1+	A-1+
MYI	Aa1	AA	F1+	A-1+

Any short-term ratings on VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s Investors Service, Inc., Fitch Ratings, Inc. and S&P Global Ratings. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

Dividends: Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the six months ended January 31, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MCA	MYN	MYI
Dividend rates	0.12%	0.13%	0.14%

For the six months ended January 31, 2022, VRDP Shares issued and outstanding of each VRDP Fund remained constant.

VMTP Shares

MUE (for purposes of this section, a “VMTP Fund”) has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
MUE	12/16/11	1,310	$131,000,000	07/02/23	Aa1	AA

NOTES TO FINANCIAL STATEMENTS	59

Notes to Financial Statements  (unaudited) (continued)

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. The redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If a VMTP Fund redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2022, the average annualized dividend rate for the VMTP Shares was 1.03%.

For the six months ended January 31, 2022, VMTP Shares issued and outstanding of MUE remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization
MUE	$673,220	$—
MCA	100,219	11,148
MYN	161,582	40,661
MYI	250,457	66,290

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
MUE	02/01/22	02/15/22	03/01/22	$0.052500
	03/01/22	03/15/22	04/01/22	0.052500
MCA	02/01/22	02/15/22	03/01/22	0.056000
	03/01/22	03/15/22	04/01/22	0.056000
	03/18/22	04/07/22	05/02/22	0.056000	(a)
MYN	02/01/22	02/15/22	03/01/22	0.051500
	03/01/22	03/15/22	04/01/22	0.051500
MYI	02/01/22	02/15/22	03/01/22	0.051500
	03/01/22	03/15/22	04/01/22	0.051500

(a)	Net investment income special dividend.

60	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (unaudited) (continued)

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)
Fund Name	Shares	Series	Declared
MUE	VMTP	W-7	$105,170
MCA	VRDP	W-7	31,612
MYN	VRDP	W-7	48,929
MYI	VRDP	W-7	73,135

(a)	Dividends declared for period February 1, 2022 to February 28, 2022.

NOTES TO FINANCIAL STATEMENTS	61

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, each of MUE, MCA, MYN and MYI divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, each of MUE, MCA, MYN and MYI amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

62	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Transfer Agent
BlackRock Advisors, LLC	Computershare Trust Company, N.A.
Wilmington, DE 19809	Canton, MA 02021
Accounting Agent and Custodian	VRDP Liquidity Provider
State Street Bank and Trust Company	The Toronto-Dominion Bank
Boston, MA 02111	New York, NY 10019

ADDITIONAL INFORMATION	63

Additional Information  (continued)

Fund and Service Providers  (continued)

VRDP Remarketing Agent	Legal Counsel
TD Securities (USA) LLC	Willkie Farr & Gallagher LLP
New York, NY 10019	New York, NY 10019

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent	Address of the Funds
The Bank of New York Mellon	100 Bellevue Parkway
New York, NY 10286	Wilmington, DE 19809

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

64	2022 BLACKROCK SEMI-ANNUAL REPORT TO SHAREHOLDERS

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGC-ICC	Assured Guaranty Corp. – Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

GLOSSARY OF TERMS USED IN THIS REPORT	65

Want to know more?

blackrock.com     |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MHMYINS4-01/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

2

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield New York Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: March 23, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski Chief Executive Officer (principal executive officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: March 23, 2022

By:	/s/ Trent Walker
Trent Walker Chief Financial Officer (principal financial officer) of BlackRock MuniYield New York Quality Fund, Inc.

Date: March 23, 2022

4